As filed with the Securities and Exchange Commission on or about December 31,
1996

                                         Securities Act Registration No. 33-7604
                                Investment Company Act Registration No. 811-4769
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C.

                                   FORM N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]
              Pre-Effective Amendment No.______                       [ ]
              Post-Effective Amendment No.  12                        [X]
                                          ______
                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]
          Amendment No. 13                                            [X]
                       _____
                        (Check appropriate box or boxes)

                        STRONG MUNICIPAL BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)


      100 HERITAGE RESERVE
  MENOMONEE FALLS, WISCONSIN                                          53051
(Address of Principal Executive Offices)                            (Zip Code)

      Registrant's Telephone Number, including Area Code:  (414) 359-3400
                                THOMAS P. LEMKE
                        STRONG CAPITAL MANAGEMENT, INC.
                              100 HERITAGE RESERVE
                       MENOMONEE FALLS, WISCONSIN  53051
                    (Name and Address of Agent for Service)

     Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Securities Act of 1933; the Registrant's Rule 24f-2 Notice for the fiscal year ended August 31, 1996 was filed on or about October 23, 1996.

     It is proposed that this filing will become effective (check appropriate box).


   [ ]     immediately upon filing pursuant to paragraph (b) of Rule 485
   [X]     on January 1, 1997 pursuant to paragraph (b) of Rule 485
   [ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485
   [ ]     on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ]     75 days after filing pursuant to paragraph (a)(2) of Rule 485
   [ ]     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


================================================================================

                        STRONG MUNICIPAL BOND FUND, INC.

                             CROSS REFERENCE SHEET

     (Pursuant to Rule 481 showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-1A.)


                                                         CAPTION OR SUBHEADING IN PROSPECTUS OR
                ITEM NO. ON FORM N-1A                     STATEMENT OF ADDITIONAL INFORMATION
------------------------------------------------------  ----------------------------------------
PART A - INFORMATION REQUIRED IN PROSPECTUS

1. Cover Page                                           Cover Page

2. Synopsis                                             Expenses; Highlights

3. Condensed Financial Information                      Financial Highlights

4. General Description of Registrant                    Strong Municipal Income Funds;
                                                        Investment Objectives and Policies;
                                                        Fundamentals of Fixed Income Investing;
                                                        Implementation of Policies and Risks;
                                                        About the Funds - Organization

5. Management of the Fund                               About the Funds - Management; Financial
                                                        Highlights

5A.  Management's Discussion of Fund Performance        *

6. Capital Stock and Other Securities                   About the Funds - Organization, -
                                                        Distributions and Taxes; Shareholders
                                                        Manual - Shareholder Services

7. Purchase of Securities Being Offered                 Shareholder Manual - How to Buy Shares,
                                                        - Determining Your Share Price, -
                                                        Shareholder Services

8. Redemption or Repurchase                             Shareholder Manual - How to Sell Shares,
                                                        - Determining Your Share Price, -
                                                        Shareholder Services

9. Pending Legal Proceedings                            Inapplicable

PART B - INFORMATION REQUIRED IN STATEMENT OF
     ADDITIONAL INFORMATION

10. Cover Page                                          Cover page

11. Table of Contents                                   Table of  Contents

12. General Information and History                     **

13. Investment Objectives and Policies                  Investment Restrictions; Investment
                                                        Policies and Techniques

14. Management of the Fund                              Directors and Officers of the Funds

15. Control Persons and Principal Holders of            Principal Shareholders; Directors and
    Securities                                          Officers of the Funds; Investment
    Securities                                          Advisor and Distributor

16. Investment Advisory and Other Services              Investment Advisor and Distributor;
                                                        About the Funds   - Management (in
                                                        Prospectus); Custodian; Transfer Agent
                                                        and Dividend-Disbursing Agent;
                                                        Independent Accountants; Legal Counsel


                                                         CAPTION OR SUBHEADING IN PROSPECTUS OR
                ITEM NO. ON FORM N-1A                     STATEMENT OF ADDITIONAL INFORMATION
------------------------------------------------------  ----------------------------------------

17. Brokerage Allocation and Other Practices            Portfolio Transactions and Brokerage

18. Capital Stock and Other Securities                  Included in Prospectus under the
                                                        heading About the Funds - Organization
                                                        and in the Statement of Additional
                                                        Information under the heading
                                                        Shareholder Meetings

19. Purchase, Redemption and Pricing of Securities      Included in Prospectus under the
    Being Offered                                       headings:  Shareholder Manual - How to
                                                        Buy Shares, - Determining Your Share Price,
                                                        - How to Sell Shares, - Shareholder
                                                        Services; and in the Statement of
                                                        Additional Information under the headings:
                                                        Additional Shareholder Information;
                                                        Investment Advisor and Distributor; and
                                                        Determination of Net Asset Value

20. Tax Status                                          Included in Prospectus under the
                                                        heading About the Funds - Distributions
                                                        and Taxes; and in the Statement of
                                                        Additional Information under the
                                                        heading Taxes

21. Underwriters                                        Investment Advisor and Distributor

22. Calculation of Performance Data                     Performance Information

23. Financial Statements                                Financial Statements

* Complete answer to Item is contained in Registrant's Annual Report. ** Complete answer to Item is contained in Registrant's Prospectus.

                         STRONG MUNICIPAL INCOME FUNDS

STRONG SHORT-TERM MUNICIPAL BOND FUND                     STRONG FUNDS
STRONG MUNICIPAL BOND FUND                               P.O. Box 2936
STRONG HIGH-YIELD MUNICIPAL BOND FUND       Milwaukee, Wisconsin 53201
                                             Telephone: (414) 359-1400
                                             Toll-Free: (800) 368-3863
                                                        Device for the
                                                     Hearing-Impaired:
                                                        (800) 999-2780


   The Strong Family of Funds ("Strong Funds") is a family of more than twenty-five diversified and non-diversified mutual funds. All of the Strong Funds are no-load funds, meaning that you may purchase, redeem, or exchange shares without paying a sales charge. Strong Funds include growth funds, conservative equity funds, income funds, municipal income funds, international funds, and cash management funds. The Strong Municipal Income Funds are described in this Prospectus.



   This Prospectus contains information you should consider before you invest. Please read it carefully and keep it for future reference. A Statement of Additional Information for the Funds, dated January 1, 1997, contains further information, is incorporated by reference into this Prospectus, and has been filed with the Securities and Exchange Commission ("SEC"). This Statement, which may be revised from time to time, is available without charge upon request to the above-noted address or telephone number. If you would like to electronically access additional information about the Funds after reading the prospectus, you may do so by accessing the SEC's World Wide Web site (at http://www.sec.gov) that contains the Statement of Additional Information regarding the Funds and other related materials.


  ----------------------------------------------------------------------------

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  ----------------------------------------------------------------------------


   THE STRONG HIGH-YIELD MUNICIPAL BOND FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." BONDS OF THIS TYPE ARE SUBJECT TO GREATER RISKS WITH REGARD TO PAYMENT OF INTEREST AND RETURN OF PRINCIPAL THAN ARE HIGHER-RATED BONDS. INVESTORS SHOULD CAREFULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. (SEE THE PROSPECTUS SECTION ENTITLED "FUNDAMENTALS OF FIXED INCOME INVESTING - CREDIT QUALITY - HIGH-YIELD (HIGH-RISK) SECURITIES.")



                             Dated January 1, 1997



                             ---------------------



                               PROSPECTUS PAGE I-1

                         STRONG MUNICIPAL INCOME FUNDS

   The Strong Short-Term Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc., and Strong High-Yield Municipal Bond Fund, Inc. are separately incorporated, diversified, open-end management investment companies.

   STRONG SHORT-TERM MUNICIPAL BOND FUND (the "Short-Term Fund") seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term, investment-grade municipal obligations and maintains an average portfolio maturity of three years or less.

   STRONG MUNICIPAL BOND FUND (the "Bond Fund") seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation. The Fund invests primarily in long-term, investment-grade municipal obligations.

   STRONG HIGH-YIELD MUNICIPAL BOND FUND (the "High-Yield Fund") seeks total return by investing for a high level of federally tax-exempt current income. The Fund invests primarily in long-term, medium- and lower-quality municipal obligations.


                             ---------------------



                               PROSPECTUS PAGE I-2

                               TABLE OF CONTENTS


        EXPENSES.....................................  I-4
        FINANCIAL HIGHLIGHTS.........................  I-5
        HIGHLIGHTS...................................  I-8
        INVESTMENT OBJECTIVES AND POLICIES...........  I-9
            Comparing the Funds.................   I-9
        Strong Short-Term Municipal Bond Fund...  I-10
            Strong Municipal Bond Fund..........  I-11
            Strong High-Yield Municipal Bond
              Fund..............................  I-11
        FUNDAMENTALS OF FIXED INCOME INVESTING....... I-12
        IMPLEMENTATION OF POLICIES AND RISKS......... I-15
        ABOUT THE FUNDS.............................. I-20
        SHAREHOLDER MANUAL........................... II-1
        APPENDIX A...................................  A-1
        APPENDIX B...................................  A-1


   No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                             ---------------------

                               PROSPECTUS PAGE I-3

                                    EXPENSES

   The following information is provided in order to help you understand the various costs and expenses that you, as an investor in the Funds, will bear directly or indirectly.

                        SHAREHOLDER TRANSACTION EXPENSES

            Sales Load Imposed on Purchases.............  NONE
            Sales Load Imposed on Reinvested
              Dividends.................................  NONE
            Deferred Sales Load.........................  NONE
            Redemption Fees.............................  NONE
            Exchange Fees...............................  NONE


   There are certain charges associated with special shareholder services offered by the Funds. Additionally, purchases and redemptions may also be made through broker-dealers or other financial intermediaries who may charge a commission or other transaction fee for their services. (See "Shareholder Manual
- How to Buy Shares" and "- How to Sell Shares.")


                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)
----------------------------------------------------------------------------


               Management        Other       12b-1    Total Operating
   Fund           Fees         Expenses      Fees         Expenses
Short-Term         .50%          .23 %       NONE            .73%
Bond               .60           .24         NONE            .84
High-Yield         .60           .15         NONE            .75
----------------------------------------------------------------------



   From time to time the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), may voluntarily waive its management fee and/or absorb certain expenses for a Fund. The expenses specified in the table above are based on actual expenses incurred during the eight-month fiscal year ended August 31, 1996. For additional information concerning fees and expenses, see "About the Funds - Management."


                             ---------------------

                               PROSPECTUS PAGE I-4

   EXAMPLE. You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

----------------------------------------------------------------------------


                        Period (in years)
               -----------------------------------
   Fund         1       3       5       10
Short-Term     $ 7     $23     $41     $ 91
Bond             9      27      47      104
High-Yield       8      24      42       93


----------------------------------------------------------------------------


   The Example is based on each Fund's "Total Operating Expenses," as described above. PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The assumption in the Example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of a Fund's shares.


                              FINANCIAL HIGHLIGHTS


   The following annual Financial Highlights for each of the Funds has been audited by Coopers & Lybrand L.L.P., independent certified public accountants. Their report for the eight-month fiscal year ended August 31, 1996, is included in the Annual Report of the Municipal Income Funds that is contained in the Funds' Statement of Additional Information. The Financial Highlights for the Funds should be read in conjunction with the Financial Statements and related notes included in the Funds' Annual Report. Additional information about each Fund's performance is contained in the Funds' Annual Report, which may be obtained without charge by calling or writing Strong Funds. The following presents information relating to a share of common stock of each of the Funds, outstanding for the entire period.


                             ---------------------

                               PROSPECTUS PAGE I-5

                                                                      STRONG SHORT-TERM                         STRONG HIGH-YIELD
                                                                     MUNICIPAL BOND FUND                       MUNICIPAL BOND FUND
                                                   --------------------------------------------------------    --------------------
                                                   1996(a)       1995        1994        1993        1992      1996(a)       1995
                                                   --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD               $   9.77    $   9.73    $  10.36    $  10.20    $  10.00    $   9.91    $   9.29
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income                                 0.33        0.47        0.45        0.44        0.48        0.44        0.69
 Net Realized and Unrealized Gains (Losses)
   on Investments                                     (0.10)       0.04       (0.62)       0.23        0.22       (0.46)       0.62
                                                   --------    --------    --------    --------    --------    --------    --------
TOTAL FROM INVESTMENT OPERATIONS                       0.23        0.51       (0.17)       0.67        0.70       (0.02)       1.31
LESS DISTRIBUTIONS:
 From Net Investment Income(b)                        (0.33)      (0.47)      (0.45)      (0.44)      (0.48)      (0.44)      (0.69)
 From Net Realized Gains                                 --          --       (0.01)      (0.07)      (0.02)         --          --
                                                   --------    --------    --------    --------    --------    --------    --------
TOTAL DISTRIBUTIONS                                   (0.33)      (0.47)      (0.46)      (0.51)      (0.50)      (0.44)      (0.69)
                                                   --------    --------    --------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                     $   9.67    $   9.77    $   9.73    $  10.36    $  10.20    $   9.45    $   9.91
                                                   ==========  ==========  ==========  ==========  ==========  ==========  =========
TOTAL RETURN                                          +2.4%       +5.4%       -1.6%       +6.8%       +7.2%       -0.1%      +14.6%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (In Thousands)           $136,349    $132,738    $161,243    $216,180    $110,816    $237,641    $266,955
Ratio of Expenses to Average Net Assets                0.7%*       0.8%        0.7%        0.6%        0.2%        0.7%*       0.4%
Ratio of Expenses to Average Net Assets Without
 Waivers and Absorptions                               0.7%*       0.8%        0.7%        0.7%        0.8%        0.7%*       0.8%
Ratio of Net Investment Income to Average
 Net Assets                                            5.1%*       4.8%        4.5%        4.2%        4.9%        6.9%*       7.1%
Portfolio Turnover Rate                               38.0%      226.8%      273.2%      141.5%      139.9%      106.8%      113.8%


                                                      1994      1993(c)
                                                    --------    --------
                                                   <C
NET ASSET VALUE, BEGINNING OF PERIOD                $  10.10    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income                                  0.71        0.16
 Net Realized and Unrealized Gains (Losses)
   on Investments                                      (0.81)       0.10
                                                    --------    --------
TOTAL FROM INVESTMENT OPERATIONS                       (0.10)       0.26
LESS DISTRIBUTIONS:
 From Net Investment Income(b)                         (0.71)      (0.16)
 From Net Realized Gains                                  --          --
                                                    --------    --------
TOTAL DISTRIBUTIONS                                    (0.71)      (0.16)
                                                    --------    --------
NET ASSET VALUE, END OF PERIOD                      $   9.29    $  10.10
                                                    ==========  =========
TOTAL RETURN                                           -1.0%       +2.7%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (In Thousands)            $107,555    $ 20,840
Ratio of Expenses to Average Net Assets                 0.0%        0.0%*
Ratio of Expenses to Average Net Assets Without
 Waivers and Absorptions                                0.8%        1.1%*
Ratio of Net Investment Income to Average
 Net Assets                                             7.5%        6.8%*
Portfolio Turnover Rate                               198.1%       28.0%



*
Calculated on an annualized basis.
(a)
For the period ended August 31, 1996. Total return and portfolio turnover rate are not annualized.
(b)
Tax exempt for regular federal income tax purposes.
(c)
Inception date is October 1, 1993. Total return and portfolio turnover rate are not annualized.


                             ---------------------

                               PROSPECTUS PAGE I-6

                                                                      STRONG MUNICIPAL BOND FUND
                                          -----------------------------------------------------------------------------------
                                          1996(a)      1995       1994       1993       1992       1991      1990      1989
                                          --------   --------   --------   --------   --------   --------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.52   $   9.23   $  10.25   $  10.00   $   9.76   $   9.22   $  9.47   $  9.35
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income                        0.33       0.52       0.56       0.58       0.65       0.65      0.66      0.52
 Net Realized and Unrealized Gains
   (Losses)
   on Investments                            (0.53)      0.51      (1.02)      0.57       0.50       0.54     (0.25)     0.12
                                          --------   --------   --------   --------   --------   --------   -------   -------
TOTAL FROM INVESTMENT OPERATIONS             (0.20)      1.03      (0.46)      1.15       1.15       1.19      0.41      0.64
LESS DISTRIBUTIONS:
 From Net Investment Income(b)               (0.33)     (0.54)     (0.56)     (0.58)     (0.65)     (0.65)    (0.66)    (0.52)
 In Excess of Net Investment Income             --      (0.20)        --         --         --         --        --        --
 From Net Realized Gains                        --         --         --      (0.32)     (0.26)        --        --        --
                                          --------   --------   --------   --------   --------   --------   -------   -------
TOTAL DISTRIBUTIONS                          (0.33)     (0.74)     (0.56)     (0.90)     (0.91)     (0.65)    (0.66)    (0.52)
                                          --------   --------   --------   --------   --------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD            $   8.99   $   9.52   $   9.23   $  10.25   $  10.00   $   9.76   $  9.22   $  9.47
                                          ========== ========== ========== ========== ========== ========== ========  ========
TOTAL RETURN                                 -2.1%     +11.4%      -4.6%     +11.8%     +12.2%     +13.4%     +4.6%     +7.1%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (In Thousands)  $247,337   $246,724   $279,808   $398,911   $289,751   $115,230   $31,560   $18,735
Ratio of Expenses to Average Net Assets       0.8%*      0.8%       0.8%       0.7%       0.1%       0.1%      0.3%      1.7%
Ratio of Expenses to Average Net Assets
 Without Waivers and Absorptions              0.8%*      0.8%       0.8%       0.8%       0.9%       1.1%      1.5%      1.8%
Ratio of Net Investment Income to Average
 Net Assets                                   5.4%*      5.4%       5.8%       5.6%       6.4%       6.9%      7.2%      5.6%
Portfolio Turnover Rate                     172.9%     513.8%     311.0%     156.7%     324.0%     465.2%    586.0%    243.3%


                                             1988      1987     1986(c)
                                            -------   -------   --------
NET ASSET VALUE, BEGINNING OF PERIOD        $  9.16   $ 10.01   $  10.00
INCOME FROM INVESTMENT OPERATIONS:
 Net Investment Income                         0.49      0.67       0.12
 Net Realized and Unrealized Gains
   (Losses)
   on Investments                              0.19     (0.85)      0.01
                                            -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS               0.68     (0.18)      0.13
LESS DISTRIBUTIONS:
 From Net Investment Income(b)                (0.49)    (0.67)     (0.12)
 In Excess of Net Investment Income              --        --         --
 From Net Realized Gains                         --        --         --
                                            -------   -------   --------
TOTAL DISTRIBUTIONS                           (0.49)    (0.67)     (0.12)
                                            -------   -------   --------
NET ASSET VALUE, END OF PERIOD              $  9.35   $  9.16   $  10.01
                                            ========  ========  =========
TOTAL RETURN                                  +7.6%     -1.8%      +1.3%
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (In Thousands)    $18,275   $19,070   $  2,212
Ratio of Expenses to Average Net Assets        1.3%      1.0%       0.4%*
Ratio of Expenses to Average Net Assets
 Without Waivers and Absorptions               1.4%      1.3%       1.0%*
Ratio of Net Investment Income to Average
 Net Assets                                    5.3%      7.0%       6.4%*
Portfolio Turnover Rate                      343.6%    284.0%      21.9%



*
Calculated on an annualized basis.
(a)
For the period ended August 31, 1996. Total return and portfolio turnover rate are not annualized.
(b)
Tax-exempt for regular federal income tax purposes.
(c)
Inception date is October 23, 1986. Total return and portfolio turnover rate are not annualized.


                             ---------------------

                               PROSPECTUS PAGE I-7

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES AND POLICIES

   Each Fund has distinct investment objectives and policies. Each Fund seeks to provide income exempt from federal income tax consistent with maturity, quality, and other standards as set forth under "Investment Objectives and Policies."

IMPLEMENTATION OF POLICIES AND RISKS

   The Funds may engage in derivative transactions including options, futures, and options on futures transactions within specified limits. Each Fund may also invest in repurchase agreements, when-issued securities, and illiquid securities. The High-Yield Fund may invest up to 100% of its net assets in junk bonds. These investment practices involve risks that are different in some respects from those associated with similar funds that do not use them. (See "Implementation of Policies and Risks" and "Fundamentals of Fixed Income Investing - Credit Quality.")

MANAGEMENT


   The Advisor, Strong Capital Management, Inc., serves as investment advisor to the Funds. The Advisor provides investment management services for mutual funds and other investment portfolios representing assets of over $23 billion. (See "About the Funds - Management.")


PURCHASE AND REDEMPTION OF SHARES

   You may purchase or redeem shares of a Fund at net asset value. There are no redemption or 12b-1 charges. The net asset values change daily with the value of each Fund's portfolio. You can locate the net asset value for a Fund in newspaper listings of mutual fund prices under the "Strong Funds" heading or at our site on the World Wide Web at http://www.strong-funds.com. (See "Shareholder Manual - How to Buy Shares" and " - How to Sell Shares.")

SHAREHOLDER SERVICES

   Strong shareholder benefits include: telephone purchase, exchange, and redemption privileges; professional representatives available 24 hours a day; automatic investment, automatic dividend reinvestment, payroll direct deposit, automatic exchange and systematic withdrawal plans; free check writing; and a

                             ---------------------

                               PROSPECTUS PAGE I-8
no-minimum investment program. (See "Shareholder Manual - Shareholder
Services.")

DIVIDENDS AND OTHER DISTRIBUTIONS

   The policy of each Fund is to pay dividends from investment income monthly and to distribute substantially all net realized capital gains annually. (See "About the Funds - Distributions and Taxes.")

                       INVESTMENT OBJECTIVES AND POLICIES


   The descriptions that follow are designed to help you choose the Fund that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Funds or by investing in one of the other Strong Funds, which are described in separate prospectuses. Each Fund's investment objective is discussed below in connection with the Fund's investment policies. Because of the risks inherent in all investments, there can be no assurance that the Funds will meet their objectives.

   Each Fund's return and risk potential depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, longer-maturity fixed income securities carry higher yields and greater price volatility than shorter-term fixed income securities. Similarly, fixed income securities issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. (See "Fundamentals of Fixed Income Investing" for a more detailed discussion of the principles and risks associated with fixed income securities.)

COMPARING THE FUNDS

   The following summary is intended to help distinguish the Funds and help you determine their suitability for your investments:


                                                                DEGREE OF
                 AVERAGE          CREDIT         INCOME        SHARE-PRICE
     FUND       MATURITY         QUALITY        POTENTIAL      FLUCTUATION
----------------------------------------------------------------------------
Short-Term      3 years       100%              Low to        Low
                or less       investment        Moderate
                              grade
----------------------------------------------------------------------------
Bond            10 to 20      At least 95%      Moderate      Moderate
                years*        investment        to High
                              grade
----------------------------------------------------------------------------
High-Yield      15 to 25      At least 65%      High          Moderate to
                years*        rated BBB                       High
                              or lower
----------------------------------------------------------------------------


* Expected Range

                             ---------------------

                               PROSPECTUS PAGE I-9

   The Strong Municipal Income Funds are designed for investors whose income tax levels enable them to benefit from tax-exempt income. In general, the Funds are not appropriate investments for tax-deferred retirement plans, such as Individual Retirement Accounts. THE BOND AND HIGH-YIELD FUNDS EMPLOY A LONG-TERM INVESTMENT APPROACH; THEREFORE, INVESTORS SHOULD NOT RELY ON THESE FUNDS FOR THEIR SHORT-TERM FINANCIAL NEEDS.
   Each Fund has adopted certain fundamental investment restrictions that are set forth in the Funds' Statement of Additional Information ("SAI"). Those restrictions, a Fund's investment objective, and any other investment policies identified as "fundamental" cannot be changed without shareholder approval. To further guide investment activities, each Fund has also instituted a number of non-fundamental operating policies, which are described throughout this Prospectus and in the SAI. Although operating policies may be changed by a Fund's Board of Directors without shareholder approval, a Fund will promptly notify shareholders of any material change in operating policies.
   As a fundamental policy, each Fund will invest at least 80% of its net assets in municipal securities under normal market conditions. (See "Implementation of Policies and Risks - Municipal Obligations.") Generally, municipal obligations are those whose interest is exempt from federal income tax. Each Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the federal alternative minimum tax ("AMT"). For taxpayers who are subject to the AMT, a substantial portion of each Fund's distributions may not be exempt from federal income tax. Accordingly, a Fund's net return may be lower for those taxpayers. (Consult with your tax adviser to determine whether you are subject to the AMT, and see "About the Funds - Distributions and Taxes" for more information.) A Fund may also invest up to 20% of its net assets in taxable securities of comparable quality to its investments in municipal securities, including U.S. government securities, bank and corporate obligations, and short-term fixed income securities. A Fund will generally invest in taxable bonds to take advantage of capital gain opportunities. When the Advisor determines that market conditions warrant a temporary defensive position, the Funds may invest without limitation in cash and short-term fixed income securities.

STRONG SHORT-TERM MUNICIPAL BOND FUND

   The Short-Term Fund seeks total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation.
   The Fund is designed for investors who are willing to accept some fluctuation in principal in order to pursue a higher level of income than is generally available from tax-exempt money market securities. BECAUSE ITS SHARE PRICE WILL VARY, THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR THOSE WHOSE PRIMARY OBJECTIVE IS ABSOLUTE PRINCIPAL STABILITY.
   The Fund invests in investment-grade municipal obligations and maintains an average portfolio maturity of three years or less. Although there are no maturity restrictions for the individual obligations in the portfolio, it is

                             ----------------------

                              PROSPECTUS PAGE I-10
anticipated that the Fund will emphasize investments in short- and intermediate-term obligations.
   The Fund will only invest in investment-grade debt obligations, which range from those in the highest rating category to those in the fourth-highest rating category (e.g., BBB or higher by Standard & Poor's Ratings Group ("S&P")).

STRONG MUNICIPAL BOND FUND

   The Bond Fund seeks total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.

   The Fund is designed for long-term investors who want to pursue higher income than shorter-term municipal obligations generally provide and who are willing to accept the fluctuation in principal associated with longer-term debt obligations. While there are no maturity restrictions for the Fund's debt obligations, it is anticipated that the Fund will maintain an average portfolio maturity of between 10 and 20 years.


   Under normal market conditions, the Fund invests at least 95% of its net assets in investment-grade debt obligations, which range from those in the highest rating category to those rated in the fourth-highest rating category (e.g., BBB or higher by S&P). The Fund may also invest up to 5% of its net assets in non-investment-grade debt obligations and other high-yield (high-risk) securities (e.g., those rated BB to C by S&P). (See "Fundamentals of Fixed Income Investing - Credit Quality.")


STRONG HIGH-YIELD MUNICIPAL BOND FUND

   The High-Yield Fund seeks total return by investing for a high level of federally tax-exempt current income.
   The Fund is designed for long-term investors who want to pursue higher income than higher-quality municipal obligations generally provide and who are willing to accept the risk of principal fluctuation associated with longer-term, medium- and lower-quality debt obligations. While there are no maturity restrictions for the Fund's obligations, it is anticipated that the Fund will maintain an average portfolio maturity of between 15 and 25 years.

   The Fund invests primarily in long-term, medium- and lower-quality municipal obligations. Under normal market conditions the Fund invests at least 65% of its total assets in medium- and lower-quality municipal obligations. Medium-quality debt obligations are those rated in the fourth-highest category (e.g., bonds rated BBB by S&P) or obligations determined by the Advisor to be of comparable quality. Lower-quality bonds, also commonly referred to as "non-investment-grade" bonds or "junk" bonds, are those rated below the fourth-highest category (e.g., bonds rated BB to C by S&P) or bonds of comparable quality. The Fund also may invest in debt obligations that are in default, but such obligations are not expected to exceed 10% of the Fund's net assets. (See "Fundamentals of Fixed Income Investing - Credit Quality - High-Yield


                             ----------------------

                              PROSPECTUS PAGE I-11

(High-Risk) Securities" for further information on the risks associated with investing in medium- and lower-quality debt obligations.)

                                FUNDAMENTALS OF
                             FIXED INCOME INVESTING

   The securities in which each Fund may invest include fixed- and variable-rate obligations, debentures, notes, leases, certificates of deposit, commercial paper, repurchase agreements, banker's acceptances, other short-term fixed income securities, structured investments such as mortgage- and asset-backed securities, loan participations, and convertible debt. Each Fund may also borrow funds and engage in mortgage dollar roll transactions and reverse repurchase agreements.
   Issuers of debt obligations have a contractual obligation to pay interest at a specified rate ("coupon rate") on specified dates and to repay principal ("face value" or "par value") on a specified maturity date. Certain municipal obligations (usually intermediate- and long-term obligations) have provisions that allow the issuer to redeem or "call" an obligation before its maturity. Issuers are most likely to call such obligations during periods of falling interest rates. As a result, a Fund may be required to invest the unanticipated proceeds of the called obligation at lower interest rates, which may cause the Fund's income to decline.
   Although the net asset value of each Fund is expected to fluctuate, the Advisor actively manages each Fund's portfolio and adjusts its average portfolio maturity according to the Advisor's interest rate outlook while seeking to avoid or reduce, to the extent possible, any negative change in a Fund's net asset value.

PRICE VOLATILITY

   The market value of debt obligations, including municipal obligations, is affected by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines. A fund portfolio consisting primarily of debt obligations will react similarly to changes in interest rates.

MATURITY

   In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest form of debt

                             ----------------------

                              PROSPECTUS PAGE I-12
obligation. Notes, whose original maturities are two years or less, are considered short-term obligations. The term "bond" generally refers to securities with maturities longer than two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

CREDIT QUALITY

   The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.
   In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of nationally recognized statistical rating organizations ("NRSROs"). "Appendix A - Ratings of Debt Obligations" presents a summary of ratings of three well-known rating organizations: S&P, Moody's Investors Service, Inc., and Fitch Investors Service, Inc. Please refer to the Appendix in the Funds' SAI for a more detailed description of these ratings.

   INVESTMENT-GRADE DEBT OBLIGATIONS. Debt obligations rated in the highest-through the medium-quality categories are commonly referred to as "investment-grade" debt obligations and include the following:

- U.S. government securities;
- bonds or bank obligations rated in one of the four highest rating categories (e.g., BBB or higher by S&P);
- short-term notes rated in one of the two highest rating categories (e.g., SP-2 or higher by S&P);
- short-term bank obligations rated in one of the three highest rating categories (e.g., A-3 or higher by S&P), with respect to obligations maturing in one year or less;
- commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P);
- unrated debt obligations determined by the Advisor to be of comparable quality; and
- repurchase agreements involving investment-grade debt obligations.

   Investment-grade debt obligations are generally believed to have relatively low degrees of credit risk. However, medium-quality debt obligations, while considered investment grade, may have some speculative characteristics, since

                             ----------------------

                              PROSPECTUS PAGE I-13
their issuers' capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.
   All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Advisor to consider what action, if any, a Fund should take consistent with its investment objective.

   HIGH-YIELD (HIGH-RISK) SECURITIES. High-yield (high-risk) securities, also referred to as "junk bonds," are those securities that are rated lower than investment grade and unrated securities of comparable quality. Although these securities generally offer higher yields than investment-grade securities with similar maturities, lower-quality securities involve greater risks, including the possibility of default or bankruptcy. In general, they are regarded to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Other potential risks associated with investing in high-yield securities include:

- substantial market-price volatility resulting from changes in interest rates, changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;
- greater sensitivity of highly-leveraged issuers to adverse economic changes and individual-issuer developments;
- subordination to the prior claims of other creditors;
- additional Congressional attempts to restrict the use or limit the tax and other advantages of these securities; and
- adverse publicity and changing investor perceptions about these securities.


   As with any other asset in a Fund's portfolio, any reduction in the value of such securities as a result of the factors listed above would be reflected in the net asset value of the Fund. In addition, a Fund that invests in lower-quality securities may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. As a result of the associated risks, successful investments in high-yield, high-risk securities will be more dependent on the Advisor's credit analysis than generally would be the case with investments in investment-grade securities.

   It is uncertain how the high-yield market will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. In addition, lower-quality securities tend to be less liquid than higher-quality debt securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by a Fund's Board of Directors. Judgment may, therefore, play a greater role in valuing these securities. The lack of a liquid secondary market may have an adverse effect on market price and a Fund's ability to sell particular securities.

                             ----------------------

                              PROSPECTUS PAGE I-14

   See Appendix B for information concerning the credit quality of the High-Yield Fund's investments for the eight-month fiscal year ended August 31, 1996.


                      IMPLEMENTATION OF POLICIES AND RISKS

   In addition to the investment policies described above (and subject to certain restrictions described below), the Funds may invest in some or all of the following securities and may employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of certain of these securities and investment techniques and the associated risks is contained in the Funds' SAI.

MUNICIPAL OBLIGATIONS

   IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.
   BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments. Municipal obligations include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of a Fund determines that an investment in any such type of obligation is consistent with that Fund's investment objective.
   LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. Each Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. (See "Participation Interests" below.) Municipal leases are generally

                             ----------------------

                              PROSPECTUS PAGE I-15
subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

   MORTGAGE-BACKED BONDS. Each Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. A Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. A Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that a Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.

PARTICIPATION INTERESTS


   A participation interest gives a Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. A Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If a Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or guaranty of the selling institution. When determining whether such a participation interest meets a Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.


                             ----------------------

                              PROSPECTUS PAGE I-16

ILLIQUID SECURITIES

   The Funds may each invest up to 15% of their net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations maturing in more than seven days. Certain restricted securities which may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and
Section 4(2) commercial paper may be determined to be liquid under guidelines adopted by each Fund's Board of Directors.

STANDBY COMMITMENTS


   In order to facilitate portfolio liquidity, each Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which a Fund obtains standby commitments to evaluate those risks.


WHEN-ISSUED SECURITIES


   Each Fund may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing when-issued securities allows a Fund to lock in a fixed price or yield on a security it intends to purchase. However, when a Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation.

   The greater a Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although a Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless, after entering into the commitment, a sale appears desirable for investment reasons. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

                             ----------------------

                              PROSPECTUS PAGE I-17

SECTOR CONCENTRATION

   From time to time, each Fund may invest 25% or more of its total assets in municipal obligations that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities. Such related sectors may include hospitals, retirement centers, pollution control, single-family housing, multiple-family housing, industrial development, utilities, education, and general obligation bonds. Each Fund also may invest 25% or more of its total assets in municipal obligations whose issuers are located in the same state.

DERIVATIVE INSTRUMENTS


   A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

   A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.
   An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.
   A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative

                             ----------------------

                              PROSPECTUS PAGE I-18
generally is roughly proportional to the change in value of the underlying asset.
   Derivative instruments may include (i) options; (ii) futures; (iii) options on futures; (iv) short sales against the box, in which a Fund sells a security it owns for delivery at a future date; (v) swaps, in which two parties agree to exchange a series of cash flows in the future, such as interest-rate payments;
(vi) interest-rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (vii) interest-rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (viii) structured instruments which combine the foregoing in different ways.

   Derivatives may be exchange-traded or traded in OTC transactions between private parties. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. When required by SEC guidelines, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations under the derivative.

   The successful use of derivatives by a Fund is dependent upon a variety of factors, particularly the Advisor's ability to correctly anticipate trends in the underlying asset. In a hedging transaction, if the Advisor incorrectly anticipates trends in the underlying asset, a Fund may be in a worse position than if no hedging had occurred. In addition, there may be imperfect correlation between a Fund's derivative transactions and the instruments being hedged. To the extent that the Fund is engaging in derivative transactions for risk management, the Fund's successful use of such transactions is more dependent upon the Advisor's ability to correctly anticipate such trends, since losses in these transactions may not be offset in gains in the Fund's portfolio or in lower purchase prices for assets it intends to acquire. The Advisor's prediction of trends in underlying assets may prove to be inaccurate, which could result in substantial losses to a Fund.

   In addition to the derivative instruments and strategies described above, the Advisor expects to discover additional derivative instruments and other trading techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.


ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


   Each Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount


                             ----------------------

                              PROSPECTUS PAGE I-19
to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of taxable zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to continue to qualify for treatment as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.


CASH MANAGEMENT



   Each Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by the Advisor (collectively, the "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.


PORTFOLIO TURNOVER

   Each Fund's historical portfolio turnover rate is listed under "Financial Highlights." The annual portfolio turnover rate indicates changes in a Fund's portfolio. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares. High portfolio turnover in any year will result in the payment by a Fund of above-average amounts of transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

                                ABOUT THE FUNDS

MANAGEMENT

   The Board of Directors of each Fund is responsible for managing its business and affairs. Each of the Funds has entered into an investment advisory agreement (collectively the "Advisory Agreements") with Strong Capital Management, Inc. (the "Advisor"). Except for the management fee arrangements, the Advisory Agreements are identical. Under the terms of

                             ----------------------

                              PROSPECTUS PAGE I-20
these agreements, the Advisor manages each Fund's investments and business affairs subject to the supervision of each Fund's Board of Directors.


   ADVISOR. The Advisor began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans, as well as mutual funds, several of which are funding vehicles for variable insurance products. As of November 30, 1996, the Advisor had over $23 billion under management. The Advisor's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong, the Chairman of the Board of each Fund, is the controlling shareholder of the Advisor.

   As compensation for its services, each Fund pays the Advisor a monthly management fee based on a percentage of each Fund's average daily net asset value. The annual rates are as follows: Short-Term Fund, .50%; and Bond and High-Yield Funds, .60%. From time to time, the Advisor may voluntarily waive all or a portion of its management fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower a Fund's overall expense ratio and increase a Fund's overall return to investors.

   The Advisor permits portfolio managers and other persons who may have access to information about the purchase or sale of securities in the Fund's portfolio ("access persons") to purchase and sell securities for their own accounts, subject to the Advisor's policy governing personal investing. The policy requires access persons to conduct their personal investment activities in a manner that the Advisor believes is not detrimental to the Fund or to the Advisor's other advisory clients. Among other things, the policy requires access persons to obtain preclearance before executing personal trades and prohibits access persons from keeping profits derived from the purchase or sale of the same security within 60 calendar days. See the SAI for more information.



   PORTFOLIO MANAGERS. The following individuals serve as portfolio managers for the Strong Municipal Income Funds.



                     STRONG SHORT-TERM MUNICIPAL BOND FUND


                           STRONG MUNICIPAL BOND FUND



   STEVEN D. HARROP. A Chartered Financial Analyst, Mr. Harrop joined the Advisor in 1991. Previously, he was employed by USAA Investment Management Company, where he co-managed a balanced fund and managed five tax-exempt funds. Mr. Harrop received his bachelor's degree from Brigham Young University in 1972 and his master's degree from Northwestern University in 1973. He has managed the Strong Short-Term Municipal Bond Fund since December 1995 and the Strong Municipal Bond Fund since September 1996.


                             ----------------------

                              PROSPECTUS PAGE I-21

                     STRONG HIGH-YIELD MUNICIPAL BOND FUND



   MARY-KAY H. BOURBULAS. Prior to joining the Advisor as a portfolio manager in October 1991, Ms. Bourbulas was employed by Stein Roe & Farnham, where she co-managed two tax-exempt funds. Ms. Bourbulas received her bachelor's degree from Northwestern University in 1989. Ms. Bourbulas co-managed the Strong High-Yield Municipal Bond Fund from its inception in 1993 until December 1995, when she assumed sole management responsibility for the Fund.


TRANSFER AND DIVIDEND-DISBURSING AGENT

   The Advisor, P.O. Box 2936, Milwaukee, Wisconsin 53201, also acts as dividend-disbursing agent and transfer agent for the Funds. The Advisor is compensated for its services based on an annual fee per account plus certain out-of-pocket expenses. The fees received and the services provided as transfer agent and dividend-disbursing agent are in addition to those received and provided under the Advisory Agreements between the Advisor and the Funds.

DISTRIBUTOR

   Strong Funds Distributors, Inc., P.O. Box 2936, Milwaukee, Wisconsin 53201, an indirect subsidiary of the Advisor, acts as distributor of the shares of the Funds.

ORGANIZATION


   SHAREHOLDER RIGHTS. Each Fund is a Wisconsin corporation that is authorized to issue an indefinite number of shares of common stock and series and classes of series of shares of common stock. Each share of the Funds has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Fund and in the residual assets of the respective Fund in the event of liquidation. Certificates will be issued for shares held in your account only upon your written request. You will, however, have full shareholder rights whether or not you request certificates. Generally, the Funds will not hold an annual meeting of shareholders unless required by the 1940 Act.


   SHAREHOLDER PRIVILEGES. The shareholders of each Fund may benefit from the privileges described in the "Shareholder Manual" (see page II-1). However, each Fund reserves the right, at any time and without prior notice, to suspend, limit, modify, or terminate any of these privileges or their use in any manner by any person or class.

DISTRIBUTIONS AND TAXES

   PAYMENT OF DIVIDENDS AND OTHER DISTRIBUTIONS. Unless you choose otherwise, all your dividends and capital gains distributions will be automatically

                             ----------------------

                              PROSPECTUS PAGE I-22
reinvested in additional Fund shares. Or, you may elect to have all your dividends and capital gain distributions from a Fund automatically invested in additional shares of another Strong Fund. Shares are purchased at the net asset value determined on the payment date. If you request in writing that your dividends and other distributions be paid in cash, a Fund will credit your bank account by Electronic Funds Transfer ("EFT") or issue a check to you within five business days of the payment date. You may change your election at any time by calling or writing Strong Funds. Strong Funds must receive any such change 7 days (15 days for EFT) prior to a dividend or capital gain distribution payment date in order for the change to be effective for that payment.
   The policy of each Fund is to pay dividends from net investment income monthly and to distribute substantially all net realized capital gains annually. Each Fund may make additional distributions if necessary to avoid imposition of a 4% excise tax on undistributed income and gains. Each Fund declares dividends on each day its net asset value is calculated, except for bank holidays. Income earned on weekends, holidays (including bank holidays), and days on which net asset value is not calculated is declared as a dividend on the day on which a Fund's net asset value was most recently calculated.

   TAX STATUS OF DIVIDENDS AND OTHER DISTRIBUTIONS. If a Fund satisfies certain requirements described under "Taxes" in the SAI - which each Fund intends to continue to do - dividends paid by that Fund from the interest earned on municipal bonds will constitute "exempt-interest dividends" and will not be subject to federal income tax. However, the Funds may invest in municipal bonds the interest on which is a tax preference item for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends distributed to corporate shareholders also may be subject to the AMT regardless of the types of municipal bonds in which a Fund invests, depending on the corporation's tax status. Distributions by the Funds may be subject to state and local taxes, depending on the laws of your home state and locality.
   You will be subject to federal income tax at ordinary income rates on any income dividends you receive that are derived from interest on taxable securities or from net realized short-term capital gains. Distributions by a Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares.
   The Funds' distributions, other than exempt-interest dividends ("taxable distributions"), are taxable in the year they are paid, whether they are taken in cash or are reinvested in additional shares, except that certain taxable distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.
   If a Fund's taxable distributions exceed its investment company taxable income and net capital gain in any year, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes.

                             ----------------------

                              PROSPECTUS PAGE I-23

   YEAR-END TAX REPORTING. After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of all dividends and other distributions paid (or deemed paid) during the year.

   SHARES SOLD OR EXCHANGED. Your redemption of Fund shares may result in taxable gain or loss to you, depending upon whether the redemption proceeds payable to you are more or less than your adjusted cost basis for the redeemed shares. Similar tax consequences generally will result from an exchange of Fund shares for shares of another Strong Fund. If you purchase shares of a Fund within thirty days before or after redeeming shares of the same Fund at a loss, a portion or all of that loss will not be deductible and will increase the cost basis of the newly purchased shares. If you redeem all the shares in an account at any time during a month, dividends credited to the account since the beginning of the month through the day of redemption will be paid with the redemption proceeds.

   BACKUP WITHHOLDING. If you are an individual or certain other noncorporate shareholder and do not furnish a Fund with a correct taxpayer identification number, the Fund is required to withhold federal income tax at a rate of 31% (backup withholding) from all taxable dividends, capital gain distributions, and redemption proceeds, payable to you. Withholding at that rate from taxable dividends and capital gain distributions payable to you also is required if you otherwise are subject to backup withholding. To avoid backup withholding, you must provide a taxpayer identification number and state that you are not subject to backup withholding due to the underreporting of your income. This certification is included as part of your application. Please complete it when you open your account.

   TAX STATUS OF THE FUNDS. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code and, if so qualified, will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner.
   This section is not intended to be a full discussion of present or proposed federal income tax law and its effects on the Funds and investors therein. See the SAI for a further discussion. There may be other federal, state, or local tax considerations applicable to a particular investor. You are therefore urged to consult your own tax adviser.

PERFORMANCE INFORMATION


   Each Fund may advertise a variety of types of performance information, including "yield," "equivalent taxable yield," "average annual total return," "total return," and "cumulative total return." Each of these figures is based upon historical results and does not represent the future performance of a Fund.

   Yield is an annualized figure, which means that it is assumed that a Fund generates the same level of net investment income over a one-year period. The

                             ----------------------

                              PROSPECTUS PAGE I-24

Funds' yield is a measure of the net investment income per share earned by a Fund over a specific 30-day period and is shown as a percentage of the net asset value of the Fund's shares at the end of the period. Equivalent taxable yield represents the amount a taxable investment would need to generate to equal a Fund's yield for an investor at stated tax rates.
   Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund assuming the reinvestment of all dividends and distributions. Total return figures are not annualized and simply represent the aggregate change of a Fund's investments over a specified period of time.

                             ----------------------

                              PROSPECTUS PAGE I-25

                  This page has been left blank intentionally.

                             ----------------------

                              PROSPECTUS PAGE I-26

                               SHAREHOLDER MANUAL


          HOW TO BUY SHARES......................  II-1
          DETERMINING YOUR SHARE PRICE...........  II-4
          HOW TO SELL SHARES.....................  II-5
          SHAREHOLDER SERVICES...................  II-8
          REGULAR INVESTMENT PLANS............... II-10
          SPECIAL SITUATIONS..................... II-12


HOW TO BUY SHARES


   All the Strong Funds are 100% no-load, meaning you may purchase, redeem or exchange shares directly at net asset value without paying a sales charge. Because the Funds' net asset values change daily, your purchase price will be the next net asset value determined after Strong receives and accepts your purchase order. Your money will begin earning dividends the first business day after your purchase order is accepted in proper form.

   Whether you are opening a new account or adding to an existing one, Strong provides you with several methods to buy Fund shares.

                             ----------------------

                              PROSPECTUS PAGE II-1

                         TO OPEN A NEW ACCOUNT
------------------------------------------------------------------------------
MAIL                     BY CHECK
                         - Complete and sign the application. Make your check
                         or money order payable to "Strong Funds."
                         - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
                           Wisconsin 53201. If you're using an express
                           delivery service, send to Strong Funds, 900
                           Heritage Reserve, Menomonee Falls, Wisconsin 53051.
                         BY EXCHANGE
                         - Call 1-800-368-3863 for instructions on
                         establishing an account with an exchange by mail.
------------------------------------------------------------------------------
TELEPHONE                BY EXCHANGE
                         - Call 1-800-368-3863 to establish a new account by
1-800-368-3863           exchanging funds from an existing Strong Funds
24 HOURS A DAY,            account.
7 DAYS A WEEK            - Sign up for telephone exchange services when you
                         open your account. To add the telephone exchange
                           option to your account, call 1-800-368-3863 for a
                           Telephone Exchange Form.
                         - Please note that your accounts must be identically
                         registered and that you must exchange enough into the
                           new account to meet the minimum initial investment.
------------------------------------------------------------------------------
IN PERSON                - Stop by our Investor Center in Menomonee Falls,
                         Wisconsin.
                           Call 1-800-368-3863 for hours and directions.
                         - The Investor Center can only accept checks or money
                           orders.
------------------------------------------------------------------------------
WIRE                     Call 1-800-368-3863 for instructions on opening an
                         account
                         by wire.
------------------------------------------------------------------------------
AUTOMATICALLY            USE STRONG'S "NO-MINIMUM INVESTMENT PROGRAM."
                         - If you sign up for Strong's Automatic Investment
                         Plan when you open your account, Strong Funds will
                           waive the Fund's minimum initial investment (see
                           chart on page II-4).
                         - Complete the Automatic Investment Plan section on
                         the account application.
                         - Mail to the address indicated on the application.
------------------------------------------------------------------------------
BROKER-DEALER            - You may purchase shares in a Fund through a
                         broker-dealer
                           or other institution that may charge a transaction
                         fee.
                         - Strong Funds may only accept requests to purchase
                           shares into a broker-dealer street name account
                           from the broker-dealer.


                             ----------------------

                              PROSPECTUS PAGE II-2

                         TO ADD TO AN EXISTING ACCOUNT
--------------------------------------------------------------------------------
BY CHECK
- Complete an Additional Investment Form provided at the bottom of your account statement, or write a note indicating your fund account number and registration. Make your check or money order payable to "Strong Funds."

- Mail to Strong Funds, P.O. Box 2936, Milwaukee, Wisconsin 53201. If you're using an express delivery service, send to Strong Funds, 900 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

BY EXCHANGE
- Call 1-800-368-3863 for instructions on exchanging by mail.
--------------------------------------------------------------------------------

BY EXCHANGE
- Add to an account by exchanging funds from another Strong Funds account.
- Sign up for telephone exchange services when you open your account. To add the telephone exchange option to your account, call 1-800-368-3863 for a Telephone Exchange Form.
- Please note that the accounts must be identically registered and that the minimum exchange is $50 or the balance of your account, whichever is less.
BY TELEPHONE PURCHASE
- Sign up for telephone purchase when you open your account to make additional investments from $50 to $25,000 into your Strong Funds account by telephone. To add this option to your account, call 1-800-368-3863 for a Telephone Purchase Form.

Or use Strong Direct SM, Strong Funds' automated telephone response system. Call 1-800-368-7550.

--------------------------------------------------------------------------------

- Stop by our Investor Center in Menomonee Falls, Wisconsin. Call 1-800-368-3863 for hours and directions.
- The Investor Center can only accept checks or money orders.
--------------------------------------------------------------------------------

Call 1-800-368-3863 for instructions on adding to an account by wire.
--------------------------------------------------------------------------------

USE ONE OF STRONG'S AUTOMATIC INVESTMENT PROGRAMS. Sign up for these services when you open your account, or call 1-800-368-3863 for instructions on how to add them to your existing account.
- AUTOMATIC INVESTMENT PLAN. Make regular, systematic investments (minimum $50) into your Strong Funds account from your bank checking or NOW account. Complete the Automatic Investment Plan section on the account application.
- AUTOMATIC EXCHANGE PLAN. Make regular, systematic exchanges (minimum $50) from one Strong Funds account to another. Call 1-800-368-3863 for an application.
- PAYROLL DIRECT DEPOSIT. Have a specified amount (minimum $50) regularly deducted from your paycheck, social security check, military allotment, or annuity payment invested directly into your Strong Funds account. Call 1-800-368-3863 for an application.
- AUTOMATIC DIVIDEND REINVESTMENT. Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Or, you may elect to have your dividends and capital gain distributions automatically invested in shares of another Strong Fund.
--------------------------------------------------------------------------------

- You may purchase additional shares in a Fund through a broker-dealer or other institution that may charge a transaction fee.
- Strong Funds may only accept requests to purchase shares into a broker-dealer street name account from the broker-dealer.

                             ----------------------

                              PROSPECTUS PAGE II-3

                    WHAT YOU SHOULD KNOW ABOUT BUYING SHARES

- Please make all checks or money orders payable to "Strong Funds."
- We cannot accept third-party checks or checks drawn on banks outside the U.S.
- You will be charged a $20 service fee for each check, wire, or Electronic Funds Transfer ("EFT") purchase that is returned unpaid, and you will be responsible for any resulting losses suffered by a Fund.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

- A Fund reserves the right to decline to accept your purchase order upon receipt for any reason.

- Minimum Investment Requirements:

  ----------------------------------------------------------------------------

   To open a regular account...........................................$2,500

   To open an UGMA/UTMA account..........................................$250

   To add to an existing account..........................................$50


   The Funds offer a No-Minimum Investment Program that waives the minimum initial investment requirements for investors who participate in the Strong Automatic Investment Plan (described on page II-10). Unless you participate in the Strong No-Minimum Investment Program, please ensure that your purchases meet the minimum investment requirements.

   Under certain circumstances (for example, if you discontinue a No-Minimum Investment Program before you reach a Fund's minimum initial investment) each Fund reserves the right to close your account. Before taking such action, a Fund will provide you with written notice and at least 60 days in which to reinstate an investment program or otherwise reach the minimum initial investment required.


DETERMINING YOUR SHARE PRICE


   Generally, when you make any purchases, sales, or exchanges, the price of your shares will be the net asset value ("NAV") next determined after Strong Funds receives your request in proper form. If Strong Funds receives such request prior to the close of the New York Stock Exchange (the "Exchange") on a day on which the Exchange is open, your share price will be the NAV determined that day. The NAV for each Fund is normally determined as of 3:00 p.m. Central Time ("CT") each day the Exchange is open. The Funds reserve the right to change the time at which purchases, redemptions, and exchanges are priced if the Exchange closes at a time other than 3:00 p.m. CT or if an emergency exists. Each Fund's NAV is calculated by taking the fair value of a Fund's total assets, subtracting all its liabilities, and dividing by the

                             ----------------------

                              PROSPECTUS PAGE II-4
total number of shares outstanding. Expenses are accrued and applied daily when determining the NAV.
   Each Fund's municipal securities are valued at fair value as determined by a pricing service that is designated by the Funds' Board of Directors. The pricing service generally values securities at the average of the most recent bid and asked prices and also may look to such factors as market transactions among institutional investors and dealer quotations for similar securities. The other debt securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Any taxable securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Any debt securities of a Fund having remaining maturities of 60 days or less are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost.

HOW TO SELL SHARES

   You can access the money in your account at any time by selling (redeeming) some or all of your shares back to the Fund. Once your redemption request is received in proper form, Strong will normally mail you the proceeds the next business day and, in any event, no later than seven days thereafter.

   To redeem shares, you may use any of the methods described in the following chart. For your protection, certain requests may require a signature guarantee. (See "Special Situations - Signature Guarantees.")


                             ----------------------

                              PROSPECTUS PAGE II-5

                         TO SELL SHARES
----------------------------------------------------------------------------
MAIL                     FOR INDIVIDUAL, JOINT TENANT, AND UGMA/UTMA ACCOUNTS
                         - Write a "letter of instruction" that includes the
For your protection      following information: your account number, the
certain redemption         dollar amount or number of shares you wish to
requests                   redeem, each owner's name, your street address, and
may require a signature    the signature of each owner as it appears on the
guarantee. See "Special    account.
Situations - Signature   - Mail to Strong Funds, P.O. Box 2936, Milwaukee,
Guarantees."             Wisconsin 53201. If you're using an express delivery
                           service, send to 900 Heritage Reserve, Menomonee
                           Falls, Wisconsin 53051.
                         FOR TRUST ACCOUNTS
                         - Same as above. Please ensure that all trustees sign
                         the letter of instruction.
                         FOR OTHER REGISTRATIONS
                         - Call 1-800-368-3863 for instructions.
----------------------------------------------------------------------------
TELEPHONE                Sign up for telephone redemption services when you
                         open
1-800-368-3863           your account by checking the "Yes" box in the
24 HOURS A DAY,          appropriate section of the account application. To
7 DAYS A WEEK            add the telephone redemption option to your account,
                         call 1-800-368-3863 for a Telephone Redemption Form.
                         Once the telephone redemption option is in place, you
                         may sell shares by phone and arrange to receive the
                         proceeds in one of three ways:
                         TO RECEIVE A CHECK BY MAIL
                         - At no charge, we will mail a check to the address
                         to which your account is registered.
                         TO DEPOSIT BY EFT
                         - At no charge, we will transmit the proceeds by
                         Electronic Funds Transfer (EFT) to a pre-authorized
                           bank account. Usually, the funds will arrive at
                           your bank two banking days after we process your
                           redemption.
                         TO DEPOSIT BY WIRE
                         - For a $10 fee, we will transmit the proceeds by
                         wire to a pre-authorized bank account. Usually, the
                           funds will arrive at your bank the next banking day
                           after we process your redemption.
                         You may also use Strong DirectSM, Strong Funds'
                         automated telephone response system. Call
                         1-800-368-7550.
----------------------------------------------------------------------------
CHECK WRITING            Sign up for the free check-writing privileges when
                         you open
                         your account. To add check writing to an existing
                         account or to order additional checks, call
                         1-800-368-3863.
                         - Please keep in mind that all check redemptions must
                         be for a minimum of $500 and that you cannot write a
                           check to close an account.
----------------------------------------------------------------------------
AUTOMATICALLY            You can set up automatic withdrawals from your
                         account at
                         regular intervals. To establish the Systematic
                         Withdrawal Plan, request a form by calling
                         1-800-368-3863.
----------------------------------------------------------------------------
BROKER-DEALER            You may also redeem shares through broker-dealers or
                         others
                         who may charge a commission or other transaction fee.


                             ----------------------

                              PROSPECTUS PAGE II-6

                   WHAT YOU SHOULD KNOW ABOUT SELLING SHARES

- If you have recently purchased shares, please be aware that your redemption request may not be honored until the purchase check has cleared your bank, which generally occurs within ten calendar days.
- You will be charged a $10 service fee for a stop-payment and replacement of a redemption or dividend check.
- The right of redemption may be suspended during any period in which (i) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable.
- If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must endorse the certificates and all signatures must be guaranteed.
- Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

                              REDEMPTIONS IN KIND


   The Funds have elected to be governed by Rule 18f-1 under the 1940 Act, which obligates each Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption-in-kind"). Shareholders receiving securities or other financial assets in a redemption-in-kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in-kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders. Redemption checks in excess of the lesser of $250,000 or 1% of a Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.


                             ----------------------

                              PROSPECTUS PAGE II-7

                WHAT YOU SHOULD KNOW ABOUT TELEPHONE REDEMPTIONS

- The Funds reserve the right to refuse a telephone redemption if they believe it advisable to do so.
- Once you place your telephone redemption request, it cannot be canceled or modified.
- Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Funds and their transfer agent employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may incur liability if they do not follow these procedures.
- Because of increased telephone volume, you may experience difficulty in implementing a telephone redemption during periods of dramatic economic or market changes.

SHAREHOLDER SERVICES

                              INFORMATION SERVICES


   24-HOUR ASSISTANCE. Strong Funds has registered representatives available to help you 24 hours a day, 7 days a week. Call 1-414-359-1400 or toll-free 1-800-368-3863. You may also write to Strong Funds at the address on the cover of this Prospectus, or e-mail us at service@strong-funds.com.



   STRONG DIRECTSM AUTOMATED TELEPHONE SYSTEM. Also available 24 hours a day, the Strong DirectSM automated response system enables you to use a touch-tone phone to hear fund quotes and returns on any Strong Fund. You may also confirm account balances, hear records of recent transactions and dividend activity (1-800-368-5550), and perform purchases, exchanges or redemptions among your existing Strong accounts (1-800-368-7550). Your account information is protected by a personal code that you establish.


   STATEMENTS AND REPORTS. At a minimum, each Fund will confirm all transactions for your account on a quarterly basis. We recommend that you file each quarterly statement - and, especially, each calendar year-end statement - with your other important financial papers, since you may need to refer to them at a later date for tax purposes. Should you need additional copies of previous statements, you may order confirmation statements for the current and preceding year at no charge. Statements for earlier years are available for $10 each. Call 1-800-368-3863 to order past statements.
   Each year, you will also receive a statement confirming the tax status of any distributions paid to you, as well as a semi-annual report and an annual report containing audited financial statements.

                             ----------------------

                              PROSPECTUS PAGE II-8

   To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, is mailed to your household. Call 1-800-368-3863 if you wish to receive additional copies, free of charge.
   More complete information regarding each Fund's investment policies and services is contained in the SAI, which you may request by calling or writing Strong Funds at the phone number and address on the cover of this Prospectus.

   CHANGING YOUR ACCOUNT INFORMATION. So that you continue receiving your Strong correspondence, including any dividend checks and statements, please notify us in writing as soon as possible if your address changes. You may use the Additional Investment Form at the bottom of your confirmation statement, or simply write us a letter of instruction that contains the following information:
      1. a written request to change the address,
      2. the account number(s) for which the address is to be changed,
      3. the new address, and
      4. the signatures of all owners of the accounts.
   Please send your request to the address on the cover of this Prospectus. Changes to your accounts' registration - such as adding or removing a joint owner, changing an owner's name, or changing the type of your account - must also be submitted in writing. Please call 1-800-368-3863 for instructions. For your protection, some requests may require a signature guarantee.

                              TRANSACTION SERVICES

   EXCHANGE PRIVILEGE. You may exchange shares between identically registered Strong Funds accounts, either in writing or by telephone. By establishing the telephone exchange services, you authorize the Fund and its agents to act upon your instruction by telephone or exchange shares from any account you specify. For tax purposes, an exchange is considered a sale and a purchase of Fund shares. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Since an excessive number of exchanges may be detrimental to the Funds, each Fund reserves the right to discontinue the exchange privilege of any shareholder who makes more than five exchanges in a year or three exchanges in a calendar quarter.

                             ----------------------

                              PROSPECTUS PAGE II-9

   CHECK-WRITING PRIVILEGES. You may also redeem shares by check in amounts of $500 or more. There is no charge for check-writing privileges. Redemption by check cannot be honored if share certificates are outstanding and would need to be liquidated to honor the check. In addition, a check may not be honored if the check results in you redeeming more than the lesser of $250,000 or 1% of the Fund's assets in any 90-day period and the advisor determines that existing conditions make cash payments undesirable. Checks are supplied free of charge, and additional checks will be sent to you upon your request. The Funds do not return the checks you write, although copies are available upon request.
   You may place stop-payment requests on checks by calling Strong Funds at 1-800-368-3863. A $10 fee will be charged for each stop-payment request. A stop payment will remain in effect for two weeks following receipt of oral instruction (six months following written instructions) by Strong Funds.
   If there are insufficient cleared shares in your account to cover the amount of your redemption by check, the check will be returned, marked "insufficient funds," and a fee of $10 will be charged to the account.

REGULAR INVESTMENT PLANS

   Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan, all discussed below, are methods of implementing DOLLAR COST AVERAGING. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than your average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your ability to continue the program through periods of both low and high share-price levels.


   AUTOMATIC INVESTMENT PLAN. The Automatic Investment Plan allows you to make regular, systematic investments in a Fund from your bank checking or NOW account. You may choose to make investments on any day of the month in amounts of $50 or more. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearing House. Because each Fund has the right to close an investor's account for failure to reach the minimum initial investment, please consider your ability to continue this Plan until you reach the minimum initial investment. To establish the Plan, complete the Automatic Investment Plan section on the account application, or call 1-800-368-3863 for an application.


                            -----------------------

                              PROSPECTUS PAGE II-10

   PAYROLL DIRECT DEPOSIT PLAN. Once you meet a Fund's minimum initial investment requirement, you may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Fund account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Fund's bank account. In most cases, your Fund account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities through the Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.
   To establish a Direct Deposit for your account, call 1-800-368-3863 to obtain an Authorization for Payroll Direct Deposit to a Strong Funds Account form. Once the Plan is established, you may alter the amount of the deposit, alter the frequency of the deposit, or terminate your participation in the program by notifying your employer.

   AUTOMATIC EXCHANGE PLAN. The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Strong Funds account into another Strong Funds account. By setting up the Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from the first account and purchase shares of a second Strong Fund. In addition, you authorize a Fund and its agents to accept telephone instructions to change the dollar amount and frequency of the exchange. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Plan, request a form by calling 1-800-368-3863.
   To participate in the Automatic Exchange Plan, you must have an initial account balance of $2,500 in the first account and at least the minimum initial investment in the second account. Exchanges may be made on any day or days of your choice. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, your participation in the Plan will be terminated. You may also terminate the Plan at any time by calling or writing to the Fund. Once participation in the Plan has been terminated for any reason, to reinstate the Plan you must do so in writing; simply investing additional funds will not reinstate the Plan.

   SYSTEMATIC WITHDRAWAL PLAN. You can set up automatic withdrawals from your account at regular intervals. To begin distributions, you must have an initial balance of $5,000 in your account and withdraw at least $50 per payment. To establish the Systematic Withdrawal Plan, request a form by calling 1-800-368-3863. Depending upon the size of the account and the withdrawals requested (and fluctuations in net asset value of the shares redeemed), redemptions for the purpose of satisfying such withdrawals may reduce or even

                            -----------------------

                              PROSPECTUS PAGE II-11
exhaust the account. If the amount remaining in the account is not sufficient to meet a plan payment, the remaining amount will be redeemed and the Plan will be terminated.

SPECIAL SITUATIONS

   POWER OF ATTORNEY. If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person and sign the back of the application in the following form: "[applicant's name] by [your name], attorney-in-fact." To avoid having to file an affidavit prior to each transaction, please complete the Power of Attorney form available from Strong Funds at 1-800-368-3863. However, if you would like to use your own power of attorney form, please call the same number for instructions.


   CORPORATIONS AND TRUSTS. If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of the corporation. As an alternative, you may complete a Certification of Authorized Individuals, which can be obtained from the Funds. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone redemption, wire redemption, and check writing will not be established.

   If you are investing as a trustee, please include the date of the trust. All trustees must sign the application. If they do not, services such as telephone redemption, wire redemption, and check writing will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents or signatures as required when you invest may result in delays in processing redemption requests.


   FINANCIAL INTERMEDIARIES. Broker-dealers, financial institutions, and other financial intermediaries that have entered into agreements with the Distributor may enter purchase or redemption orders on behalf of their customers. If you purchase or redeem shares of a Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified in accordance with the terms of the intermediaries' agreement with the Distributor. In addition, certain operational policies of a Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders' of the Fund and may vary among intermediaries. We urge you to consult your financial intermediary for more information regarding these matters. In addition, a Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services relating to the Fund to their customers provided, however, that the Fund will not pay more for these services through intermediary relationships than it


                            -----------------------

                              PROSPECTUS PAGE II-12
would if the intermediaries' customers were direct shareholders in the Fund. Certain financial intermediaries may charge a commission or other transaction fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from a Fund without the intervention of a financial intermediary.


   SIGNATURE GUARANTEES. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:

- when you add the telephone redemption or check-writing options to your existing account;
- if you transfer the ownership of your account to another individual or organization;
- when you submit a written redemption request for more than $25,000;
- when you request to redeem or redeposit shares that have been issued in certificate form;
- if you open an account and later decide that you want certificates;
- when you request that redemption proceeds be sent to a different name or address than is registered on your account;
- if you add/change your name or add/remove an owner on your account; and
- if you add/change the beneficiary on your transfer-on-death account.

   A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. PLEASE NOTE THAT A NOTARY PUBLIC STAMP OR SEAL IS NOT ACCEPTABLE.

                            -----------------------

                              PROSPECTUS PAGE II-13

                                   APPENDIX A

RATINGS OF DEBT OBLIGATIONS:


   Moody's          Standard &            Fitch
  Investors       Poor's Ratings        Investors
Service, Inc.          Group          Service, Inc.         Definition
---------------------------------------------------------------------------
Aaa               AAA                 AAA               Highest quality
Aa                AA                  AA                High quality
A                 A                   A                 Upper medium grade
Baa               BBB                 BBB               Medium grade
Ba                BB                  BB                Low grade
B                 B                   B                 Speculative
Caa, Ca, C        CCC, CC, C          CCC, CC, C        Submarginal
D                 D                   DDD, DD, D        Probably in default
---------------------------------------------------------------------------



                                   APPENDIX B



   For the eight-month fiscal year ended August 31, 1996, the High-Yield Fund's assets were invested in the credit categories shown below. Percentages are computed on a dollar-weighted basis and are an average of eight monthly calculations. A security rated differently by two or more rating securities is included in the category representing the higher of the ratings assigned to the security.



ASSET COMPOSITION - HIGH-YIELD FUND



                    Percentage of      Advisor's Assessment
S&P     Moody's      Investments      of Not Rated Securities
AAA     Aaa               9.5%
AA      Aa                2.5
A       A                 0.8
BBB     Baa               8.9                   17.8%
BB      Ba               10.6                   40.1
B       B                 4.9                    4.8
CCC     Caa
CC      Ca
C       C                                        0.1
D       D
Not Rated                62.8
Total                     100%                  62.8%


                             ----------------------

                               PROSPECTUS PAGE A-1

                      STATEMENT OF ADDITIONAL INFORMATION



                  STRONG SHORT-TERM MUNICIPAL BOND FUND, INC.
                        STRONG MUNICIPAL BOND FUND, INC.
                  STRONG HIGH-YIELD MUNICIPAL BOND FUND, INC.
                                 P.O. Box 2936
                           Milwaukee, Wisconsin 53201
                           Telephone:  (414) 359-1400
                           Toll-Free:  (800) 368-3863



     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Strong Short-Term Municipal Bond Fund, Inc.; Strong Municipal Bond Fund, Inc.; and Strong High-Yield Municipal Bond Fund, Inc. (individually, a "Fund" and collectively, the "Funds") dated January 1, 1997. Requests for copies of the Prospectus should be made by calling one of the numbers listed above. The financial statements appearing in the Funds' Annual Report, which accompanies this Statement of Additional Information, are incorporated herein by reference.


















       This Statement of Additional Information is dated January 1, 1997.

                         STRONG MUNICIPAL INCOME FUNDS


TABLE OF CONTENTS                                                  PAGE

INVESTMENT RESTRICTIONS............................................   3
INVESTMENT POLICIES AND TECHNIQUES.................................   5
  Borrowing........................................................   5
  Convertible Securities...........................................   5
  Derivative Instruments...........................................   6
  High-Yield (High-Risk) Securities................................  13
  Illiquid Securities..............................................  14
  Lending of Portfolio Securities..................................  15
  Maturity.........................................................  15
  Mortgage Dollar Rolls and Reverse Repurchase Agreements..........  15
  Repurchase Agreements............................................  16
  Sector Concentration.............................................  16
  Short Sales Against the Box......................................  16
  Short-Term Cash Management.......................................  16
  Taxable Securities...............................................  16
  Temporary Defensive Position.....................................  17
  Variable- or Floating-Rate Securities............................  17
  When-Issued Securities...........................................  18
  Zero-Coupon, Step-Coupon and Pay-in-Kind Securities..............  18
DIRECTORS AND OFFICERS OF THE FUNDS................................  19
PRINCIPAL SHAREHOLDERS.............................................  22
INVESTMENT ADVISOR AND DISTRIBUTOR.................................  22
PORTFOLIO TRANSACTIONS AND BROKERAGE...............................  25
CUSTODIAN..........................................................  28
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.......................  28
TAXES..............................................................  29
DETERMINATION OF NET ASSET VALUE...................................  31
ADDITIONAL SHAREHOLDER INFORMATION.................................  32
FUND ORGANIZATION..................................................  32
SHAREHOLDER MEETINGS...............................................  32
PERFORMANCE INFORMATION............................................  33
GENERAL INFORMATION................................................  41
PORTFOLIO MANAGEMENT...............................................  42
INDEPENDENT ACCOUNTANTS............................................  43
LEGAL COUNSEL......................................................  43
FINANCIAL STATEMENTS...............................................  43
APPENDIX........................................................... A-1



                      ___________________________________


     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 1, 1997, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds.


This Statement of Additional Information does not constitute an offer to sell securities.

                            INVESTMENT RESTRICTIONS

     The investment objective of the Strong Short-Term Municipal Bond Fund, Inc. (the "Short-Term Fund") is to seek total return by investing for a high level of federally tax-exempt current income with a low degree of share-price fluctuation. The investment objective of the Strong Municipal Bond Fund, Inc. (the "Bond Fund") is to seek total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation. The investment objective of the Strong High-Yield Municipal Bond Fund, Inc. (the "High-Yield Fund") is to seek total return by investing for a high level of federally tax-exempt current income. The Funds' investment objectives and policies are described in detail in the Prospectus under the caption "Investment Objectives and Policies." The following are the Funds' fundamental investment limitations which cannot be changed without shareholder approval.

Each Fund:

1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.

3.   May not issue senior securities, except as permitted under the 1940 Act.

4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

10. May not, under normal market conditions, invest less than 80% of its net assets in municipal securities.

     The following are the Funds' non-fundamental operating policies which may be changed by the Board of Directors of each Fund without shareholder approval.

Each Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.


3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.


4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

7. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

8. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange
     Act), do not exceed 5% of the Fund's net assets.

      In addition, (i) the aggregate value of securities underlying call options on securities written by the Fund or obligations underlying put options on securities written by the Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by the Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) the Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Fund's total assets.

9. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

10. Purchase or retain the securities of any issuer if any officer or director of the Fund or its investment advisor beneficially owns more than 1/2 of 1% of the securities of such issuer and such officers and directors together own beneficially more than 5% of the securities of such issuer.

11. Purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions.

12. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

13.  Make any loans other than loans of portfolio securities, except through
     (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     Under normal market conditions, each fund will invest at least 65% of its total assets in bonds.

     Except for the fundamental investment limitations listed above and each Fund's investment objective, the other investment policies described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed with approval of a Fund's Board of Directors.

     Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e. due to cash inflows or redemptions) or in market value of the investment or a Fund's assets will not constitute a violation of that restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in detail in the Prospectus under the captions "Investment Objectives and Policies" and "Implementation of Policies and Risks."

BORROWING

     A Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements) as discussed under "Investment Restrictions." However, a Fund may not purchase securities when bank borrowings exceed 5% of a Fund's total assets. Presently, the Funds only intend to borrow from banks for temporary or emergency purposes.

     The Funds have established a line-of-credit (LOC) with certain banks by which they may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a Fund within sixty days and is not extended or renewed. The Funds intend to use the LOC to meet large or unexpected redemptions that would otherwise force a Fund to liquidate securities under circumstances which are unfavorable to a Fund's remaining shareholders. The Funds pay a commitment fee to the banks for the LOC.

CONVERTIBLE SECURITIES

     A Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DERIVATIVE INSTRUMENTS


     IN GENERAL. A Fund may use derivative instruments for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."


     A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

     An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

     A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

     HEDGING. A Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, the Fund's portfolio. Derivatives may also be used by a Fund to "lock-in" the Fund's realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     MANAGING RISK. A Fund may also use derivative instruments to manage the risks of the Fund's portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in a Fund's portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for a Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

     EXCHANGE OR OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. Over-the-counter transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.


     (1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose a Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly Strong Capital Management, Inc.'s (the "Advisor") ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect the Advisor's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.


     (2) CREDIT RISK. A Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.


     (3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.

     (4) LIQUIDITY RISK. DERIVATIVES ARE ALSO SUBJECT TO LIQUIDITY RISK. LIQUIDITY RISK IS THE RISK THAT A DERIVATIVE INSTRUMENT CANNOT be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. A Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchased options). If a Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

     (5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

     GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, a Fund's ability to use derivative instruments may be limited by certain tax considerations. For a discussion of the federal income tax treatment of a Fund's derivative instruments, see "Taxes - Derivative Instruments."

     Each Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit a Fund's risk to 5% of the Fund's assets.

     In addition, certain state regulations presently require that (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date the options are written will not exceed 50% of the Fund's net assets; (ii) the aggregate premiums paid on all options purchased by a Fund and which are being held will not exceed 20% of the Fund's net assets;
(iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of a Fund's total assets.

     The SEC has identified certain trading practices involving derivative instruments that involve the potential for leveraging a Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of a Fund's assets, as defined under the 1940 Act, the SEC has stated that a Fund may use coverage or the segregation of a Fund's assets. To the extent required by SEC guidelines, a Fund will not enter into any such transactions unless it owns either: (i) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (ii) cash, liquid high grade debt obligations, or securities positions that substantially correlate to the market movements of the instrument, with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". For this purpose, a high grade debt obligation shall include any debt obligation rated A or better by an NRSRO. The Funds will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     In some cases a Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when a Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to set aside liquid assets in a segregated account to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets set aside in the segregated account (unless another interpretation is specified by applicable regulatory requirements).


     OPTIONS. A Fund may use options for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. A Fund may buy or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Funds may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.


     Each Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the other party to the transaction ("counter party") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although each Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Funds, there is no assurance that the Funds will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, a Fund might be unable to close out an OTC option position at any time prior to its expiration. If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Funds may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

     SPREAD TRANSACTIONS. A Fund may use spread transactions for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. A Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.



     FUTURES CONTRACTS. A Fund may use futures contracts for any lawful purpose consistent with the Fund's investment objective such as hedging or managing risk. A Fund may enter into futures contracts, including interest rate, index, and currency futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Funds' hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices. The Funds may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Funds will engage in this strategy only when the Advisor believes it is more advantageous to the Funds than is purchasing the futures contract.


     To the extent required by regulatory authorities, the Funds only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract.
Instead, at the inception of a futures contract, a Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. High grade securities include securities rated "A" or better by an NRSRO. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

     SWAP AGREEMENTS. The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with each Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. A Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by a Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, a Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, or liquid high grade debt obligations.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated.

     The Funds will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Funds' Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with a Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

HIGH-YIELD (HIGH-RISK) SECURITIES


     IN GENERAL. The Bond Fund has authority to invest up to 5% of its net assets, and the High-Yield Fund may invest without limitation in non-investment grade debt obligations. Non-investment grade debt obligations (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C by S&P, Not Prime by Moody's, or Fitch 4 by Fitch; and (iii) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a discussion of securities ratings.


     EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

     All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

     As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will a Fund's net asset value. If a Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), a Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.

     PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

     CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in each Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

     LIQUIDITY AND VALUATION. A Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, a Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.


     LEGISLATION. Legislation may be adopted, from time to time designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.


ILLIQUID SECURITIES

     The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). However, a Fund will not acquire illiquid securities if, as a result, they would comprise more than 15% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act).
However, as a matter of internal policy, the Advisor intends to limit each Fund's investments in illiquid securities to 10% of its net assets.


     The Board of Directors of each Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Funds' Board of Directors.



     The Board of Directors of each Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (i) the frequency of trades or quotes for a security, (ii) the number of dealers willing to purchase or sell the security and number of potential buyers, (iii) the willingness of dealers to undertake to make a market in the security, (iv) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (v) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (vi) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (i) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (ii) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two nationally rated statistical rating organizations ("NRSRO"), or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and
(iii) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to Bond, Short-Term, and High-Yield Funds' foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.


     Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Funds. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

     Each Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

LENDING OF PORTFOLIO SECURITIES

     Each Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Funds are authorized to lend, the Funds do not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any loans at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in a Fund's interest.

MATURITY

     A Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in a Fund's portfolio, except that (i) variable-rate securities are deemed to mature at the next interest-rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put-exercise date, (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis as determined by the Advisor, and (iv) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date (the "call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Advisor reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a Fund is dollar-weighted based upon the market value of a Fund's securities at the time of the calculation.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     The Funds may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, a Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing".) When required by guidelines of the SEC, a Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Funds. (See "Borrowing".)


     The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Funds that are associated with other types of leverage.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Funds enter into repurchase agreements to evaluate those risks. A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

SECTOR CONCENTRATION

     From time to time, each Fund may invest 25% or more of its assets in municipal bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). Such related sectors may include hospitals, retirement centers, pollution control, single family housing, multiple family housing, industrial development, utilities, education, and general obligation bonds. Each Fund also may invest 25% or more of its assets in municipal bonds whose issuers are located in the same state. Such states may include California, Pennsylvania, Texas, New York, Florida, and Illinois.

SHORT SALES AGAINST THE BOX

     Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. Selling securities short against the box involves selling a security that a Fund owns or has the right to acquire, for delivery at a specified date in the future. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

TAXABLE SECURITIES

     From time to time when the Advisor deems it appropriate, the Fund may invest up to 20% of its net assets on a temporary basis in taxable investments (of comparable quality to their respective tax-free investments), which would produce interest not exempt from federal income tax, including among others:
(i) obligations issued or guaranteed, as to principal and interest, by the United States government, its agencies, or instrumentalities; (ii) obligations of financial institutions, including banks, savings and loan institutions, insurance companies and mortgage banks, such as certificates of deposit, bankers' acceptances, and time deposits; (iii) corporate obligations, including preferred stock and commercial paper, with equivalent credit quality to the municipal securities in which the Fund may invest; and (iv) repurchase agreements with respect to any of the foregoing instruments. For example, the Fund may invest in such taxable investments pending the investment or reinvestment of such assets in municipal securities, in order to avoid the necessity of liquidating portfolio securities to satisfy redemptions or pay expenses, or when such action is deemed to be in the interest of a Fund's shareholders. In addition, the Fund may invest up to 100% of its total assets in private activity bonds, the interest on which is a tax-preference item for taxpayers subject to the federal alternative minimum tax.

TEMPORARY DEFENSIVE POSITION

     When the Advisor determines that market conditions warrant a temporary defensive position, the Fund may invest without limitation in cash and short-term fixed income securities, including U.S. government securities, commercial paper, banker's acceptances, certificates of deposit, and time deposits.

VARIABLE- OR FLOATING-RATE SECURITIES

     The Funds may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

     Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on 7 days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, each Fund may consider that instrument's maturity to be shorter than its stated maturity.

     Variable-rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between a Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Funds may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Funds may invest. The Advisor, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Funds' portfolio.

     Each Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). (See "Illiquid Securities" and "Investment Restrictions.") In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets a Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.


     In determining a Fund's weighted average portfolio maturity, a Fund will consider a floating or variable rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable and floating rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at amortized cost following the readjustment in the interest rate.


WHEN-ISSUED SECURITIES


     Each Fund may from time to time purchase securities on a "when-issued" basis. The price of debt obligations purchased on a when-issued basis, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. During the period between the purchase and settlement, no payment is made by a Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that their net asset values will be adversely affected by purchases of securities on a when-issued basis.


     To the extent required by the SEC, the Funds will maintain cash and marketable securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of the securities held in the separate account, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).


ZERO-COUPON, STEP-COUPON AND PAY-IN-KIND SECURITIES

     The Funds may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" under the Internal Revenue Code and avoid a certain excise tax, each Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                      DIRECTORS AND OFFICERS OF THE FUNDS

     Directors and officers of the Funds, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 25 registered open-end management investment companies consisting of 36 mutual funds, which are managed by the Advisor (the "Strong Funds"). The Strong Funds, in the aggregate, pays each Director who is not a director, officer, or employee of the Advisor, or any affiliated company (a "disinterested director") an annual fee of $50,000, plus $100 per Board meeting for each Strong Fund. In addition, each disinterested director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Other officers and directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.


*RICHARD S. STRONG (DOB 5/12/42), Chairman of the Board and Director of the
Funds.

     Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a director of the Advisor. Mr. Strong has been in the investment management business since 1967. Mr. Strong has served the Funds as follows:

      DIRECTOR - Bond Fund (since October 1986); Short-Term Fund (since December 1990); and High-Yield Fund (since March 1987).

      CHAIRMAN - Bond Fund (since October 1986); Short-Term Fund (since August
      1991); and High-Yield Fund (since March 1987).

MARVIN E. NEVINS (DOB 7/9/18), Director of the Funds.

     Private Investor. From 1945 to 1980 Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From July 1983 to December 1986, he was Chairman of General Casting Corp., Waukesha, Wisconsin, a foundry. Mr. Nevins is a former Chairman of the Wisconsin Association of Manufacturers & Commerce. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin. Mr. Nevins has served the Funds as follows:

      DIRECTOR - Bond Fund (since October 1986); Short-Term Fund (since December 1990); and High-Yield Fund (since March 1987).

WILLIE D. DAVIS (DOB 7/24/34), Director of the Funds.

     Mr. Davis has been director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, YMCA Metropolitan - Los Angeles since 1985, Dow Chemical Company since 1988, MGM Grand, Inc. (an entertainment/hotel company) since 1990, WICOR, Inc. (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, L.A. Gear (a footwear/sportswear company) since 1992, and Rally's Hamburger, Inc. since 1994. Mr. Davis has been a trustee of the University of Chicago since 1980, Marquette University since 1988, and Occidental College since 1990. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a director of the Fireman's Fund (an insurance company) from 1975 until 1990. Mr. Davis has served the Funds as follows:

      DIRECTOR - Bond Fund (since July 1994); Short-Term Fund (since July
      1994); and High-Yield Fund (since July 1994).

*JOHN DRAGISIC (DOB 11/26/40), President and Director of the Funds.

     Mr. Dragisic has been President of the Advisor since October 1995 and a director of the Advisor since July 1994. Mr. Dragisic served as Vice Chairman
of the Advisor from July 1994 until October 1995.   Mr. Dragisic previously
served as a director of the Bond Fund from July 1991 until July 1994; the Short-Term Fund from August 1991 until July 1994; and the High-Yield Fund from July 1993 until July 1994. Mr. Dragisic was the President and Chief Executive Officer of Grunau Company, Inc. (a mechanical contracting and engineering firm), Milwaukee, Wisconsin from 1987 until July 1994. From 1981 to 1987, he was an Executive Vice President with Grunau Company, Inc. From 1969 until 1973, Mr. Dragisic worked for the InterAmerican Development Bank. Mr. Dragisic received his Ph.D. in Economics in 1971 from the University of Wisconsin-Madison and his B.A. degree in Economics in 1962 from Lake Forest College. Mr. Dragisic has served the Funds as follows:

      DIRECTOR - Bond Fund (since April 1995); Short-Term Fund (since April
      1995); and High-Yield Fund (since April 1995).

      VICE CHAIRMAN - Bond Fund (July 1994 until October 1995); Short-Term Fund (July 1994 until October 1995); and High-Yield Fund (July 1994 until October 1995).

      PRESIDENT - Bond Fund (since October 1995); Short-Term Fund (since October 1995); and High-Yield Fund (since October 1995).

STANLEY KRITZIK (DOB 1/9/30), Director of the Funds.

     Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987, and Health Network Ventures, Inc. since 1992. Mr. Kritzik has served the Funds as follows:

      DIRECTOR  - Bond Fund (since April 1995); Short-Term Fund (since April
      1995); and High-Yield Fund (since April 1995).

WILLIAM F. VOGT (DOB 7/19/47), Director of the Funds.

     Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives. Mr. Vogt has served the Funds as follows:

      DIRECTOR - Bond Fund (since April 1995); Short-Term Fund (since April
      1995); and High-Yield Fund (since April 1995).

LAWRENCE A. TOTSKY (DOB 5/6/59), C.P.A., Vice President of the Funds.

     Mr. Totsky has been Senior Vice President of the Advisor since September 1994. Mr. Totsky served as Vice President of the Advisor from December 1992 to September 1994. Mr. Totsky acted as the Advisor's Manager of Shareholder Accounting and Compliance from June 1987 to June 1991 when he was named Director of Mutual Fund Administration. Mr. Totsky has served the Funds as follows:

      VICE PRESIDENT - Bond Fund (since May 1993); Short-Term (since May 1993); and High-Yield Fund (since July 1993).

THOMAS P. LEMKE (DOB 7/30/54), Vice President of the Funds.

     Mr. Lemke has been Senior Vice President, Secretary, and General Counsel of the Advisor since September 1994. For two years prior to joining the Advisor, Mr. Lemke acted as Resident Counsel for Funds Management at J.P. Morgan & Co., Inc. From February 1989 until April 1992, Mr. Lemke acted as Associate General Counsel to Sanford C. Bernstein Co., Inc. For two years prior to that, Mr. Lemke was Of Counsel at the Washington, D.C. law firm of Tew Jorden & Schulte, a successor of Finley, Kumble & Wagner. From August 1979 until December 1986, Mr. Lemke worked at the Securities and Exchange Commission, most notably as the Chief Counsel to the Division of Investment Management (November 1984 - December 1986), and as Special Counsel to the Office of Insurance Products, Division of Investment Management (April 1982 - October 1984). Mr. Lemke has served the Funds as follows:

      VICE PRESIDENT - Bond Fund (since October 1994); Short-Term Fund (since October 1994); and High-Yield Fund (since October 1994).

STEPHEN J. SHENKENBERG (DOB  6/14/58), Vice President and Secretary of the
Funds.

     Mr. Shenkenberg has been Deputy General Counsel to the Advisor since November 1996. From December 1992 until November 1996, Mr. Shenkenberg acted as Associate Counsel to the Advisor. From June 1987 until December 1992, Mr. Shenkenberg was an attorney for Godfrey & Kahn, S.C., a Milwaukee law firm. Mr. Shenkenberg has served the Funds as follows:

      VICE PRESIDENT - Bond Fund (since April 1996); Short-Term Fund (since April 1996); and High-Yield Fund (since April 1996).

      SECRETARY - Bond Fund (since October 1996); Short-Term Fund (since October 1996); and High-Yield Fund (since October 1996).

JOHN S. WEITZER (DOB 10/31/67), Vice President of the Funds.

     Mr. Weitzer has been an Associate Counsel to the Advisor since July 1993. Mr. Weitzer has served the Funds as follows:

      VICE PRESIDENT - Bond Fund (since January 1996); Short-Term Fund (since January 1996); and High-Yield Fund (since January 1996).

     Except for Messrs. Nevins, Davis, Kritzik, and Vogt, the address of all of the above persons is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, Naples, Florida 34108. Mr. Davis' address is 161 North La Brea, Inglewood, California 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, Wisconsin 53202-0547. Mr. Vogt's address is 2830 East Third Avenue, Denver, Colorado 80206.


     In addition to the positions listed above, the following individuals also hold the following positions with Strong Holdings, Inc. ("Holdings"), a Wisconsin corporation and subsidiary of the Advisor; Strong Funds Distributors, Inc. ("Distributors"), the Funds' underwriter; Heritage Reserve Development Corporation ("Heritage"), and Strong Service Corporation ("SSC"), each of which is a Wisconsin corporation and subsidiary of Holdings; Fussville Real Estate Holdings L.L.C. ("Real Estate Holdings") and Sherwood Development L.L.C. ("Sherwood"), each of which is a Wisconsin Limited Liability Company and subsidiary of the Advisor and Heritage; and Fussville Development L.L.C. ("Fussville Development"), a Wisconsin Limited Liability Company and subsidiary of the Advisor and Real Estate Holdings:

RICHARD S. STRONG:

      CHAIRMAN AND A DIRECTOR - Holdings and Distributors (since October
      1993); Heritage (since January 1994); and SSC (since November
      1995).

      CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate Holdings and Fussville Development (since December 1995 and February 1994, respectively); and Sherwood (since October 1994).



JOHN DRAGISIC:

      PRESIDENT AND A DIRECTOR - Holdings (since December 1995 and July 1994, respectively); Distributors (since September 1996 and July 1994, respectively); Heritage (since May 1994 and August 1994, respectively); and SSC (since November 1995).

      VICE CHAIRMAN AND A MEMBER OF THE MANAGING BOARD - Real Estate and Fussville Development (since December 1995 and August 1994, respectively); and Sherwood (since October 1994).



THOMAS P. LEMKE:

      VICE PRESIDENT - Holdings, Heritage, Real Estate Holdings, and Fussville Development (since December 1995); Distributors (since October 1996); Sherwood (since October 1994); and SSC (since November 1995).



STEPHEN J. SHENKENBERG:

      VICE PRESIDENT AND SECRETARY - Distributors (since December 1995).

      SECRETARY - Holdings, Heritage, Fussville Development, Real Estate Holdings, and Sherwood (since December 1995); and SSC (since November 1995).



     As of November 29, 1996, the officers and directors of the Short-Term, Bond, and High-Yield Funds in the aggregate beneficially owned less than 1% of each Fund's then outstanding shares.

                             PRINCIPAL SHAREHOLDERS


     As of November 29, 1996, there was no person who owned of record or was known to own of record more than 5% of a Fund's outstanding shares.


                       INVESTMENT ADVISOR AND DISTRIBUTOR

     The Advisor to the Funds is Strong Capital Management, Inc.  Mr. Richard
S. Strong controls the Advisor. Mr. Strong is the Chairman and a director of the Advisor, Mr. Dragisic is the President and a director of the Advisor, Mr. Totsky is a Senior Vice President of the Advisor, Mr. Lemke is a Senior Vice President, Secretary, and General Counsel of the Advisor, Mr. Shenkenberg is Vice President, Assistant Secretary, and Deputy General Counsel of the Advisor, and Mr. Weitzer is Associate Counsel of the Advisor. A brief description of each Fund's investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "About the Funds - Management."


     Each Fund's Advisory Agreement, dated May 1, 1995, was last approved by shareholders at the annual meeting of shareholders held on April 13, 1995. An Advisory Agreement is required to be approved annually by the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund; by vote of a majority of the Fund's outstanding voting securities; or by the Advisor. In addition, the Advisory Agreement will terminate automatically in the event of its assignment.

     Under the terms of each Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at its expense.

     Except for expenses assumed by the Advisor as set forth above or as described below with respect to the distribution of a Fund's shares, a Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and semi-annual financial statements mailed to existing shareholders; and charges of custodians, transfer agent fees (including the printing and mailing of reports and notices to shareholders), fees of registrars, fees for auditing and legal services, fees for clerical services related to record keeping and shareholder relations, the cost of stock certificates, and fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.


     As compensation for its services, the Short-Term Fund pays to the Advisor a monthly management fee at the annual rate of .50% of the average daily net assets of the Short-Term Fund and the Bond and High-Yield Funds pay the Advisor a monthly management fee at the annual rate of .60% of the average daily net assets of the Bond and High-Yield Funds. (See "Shareholder Manual - Determining Your Share Price" in the Prospectus.) From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. The following table sets forth certain information concerning management fees for each Fund:



                          Management Fee
                             Incurred     Management Fee  Management Fee
                             by Fund          Waiver       Paid by Fund
                          --------------  --------------  --------------
        Short-Term Fund
                 1993         $  870,125        $ 72,920      $  797,205
                 1994          1,004,968               0       1,004,968
                 1995            727,146               0         727,146
                 1996(2)         449,824               0         449,824

        Bond Fund
                 1993         $2,375,112        $ 51,246      $2,323,866
                 1994          2,068,103               0       2,068,103
                 1995          1,704,460               0       1,704,460
                 1996(2)         925,640               0         925,640

        High-Yield Fund
                 1993(1)      $   11,150        $ 11,150      $        0
                 1994            476,579         476,579               0
                 1995          1,137,284         612,949         524,335
                 1996(2)         981,330               0         981,330

_________________________________________________________

     (1) The High-Yield Fund commenced operations on October 1, 1993.
     (2) For the eight-month fiscal year ended August 31, 1996.



     The organizational expenses of the Short-Term and High-Yield Funds which were $85,898 and $31,434, respectively, were advanced by the Advisor and will be reimbursed by each Fund over a period of not more than 60 months from each Fund's date of inception.

     Each Advisory Agreement requires the Advisor to reimburse a Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for a Fund in addition to the reimbursement of expenses in excess of applicable limitations.


     On July 12, 1994, the Securities and Exchange Commission (the "SEC") filed an administrative action (the "Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.


     On June 6, 1996, the Department of Labor (the "DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) (the "Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


     The Funds and the Advisor have adopted a Code of Ethics (the "Code") which governs the personal trading activities of all "Access Persons" of the Advisor. Access Persons include every director and officer of the Advisor and the investment companies managed by the Advisor, including the Funds, as well as certain employees of the Advisor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Funds and the Advisor's other clients ahead of their own.


     The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Funds), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security which, is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons who are portfolio managers may not trade in securities which have been purchased or sold by any mutual fund or other account managed by the portfolio manager.


     The Advisor provides investment advisory services for multiple clients and may give advice and take action, with respect to any client, that may differ from the advice given, or the timing or nature of action taken, with respect to any one account. However, the Advisor will allocate over a period of time, to the extent practical, investment opportunities to each account on a fair and equitable basis relative to other similarly-situated client accounts. The Advisor, its principals and associates (to the extent not prohibited by the Code), and other clients of the Advisor may have, acquire, increase, decrease, or dispose of securities or interests therein at or about the same time that the Advisor is purchasing or selling securities or interests therein for an account that are or may be deemed to be inconsistent with the actions taken by such persons.


     From time to time the Advisor votes the shares owned by the Funds according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.

     Under a Distribution Agreement dated December 1, 1993 with each Fund (a "Distribution Agreement"), Strong Funds Distributors, Inc. acts as underwriter of each Fund's shares ("Distributor"). Each Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. Since the Funds are "no-load" funds, no sales commissions are charged on the purchase of Fund shares. Each Distribution Agreement further provides that the Distributor will bear the costs of printing Prospectuses and shareholder reports which are used for selling purposes, as well as advertising and other costs attributable to the distribution of a Fund's shares. The Distributor is an indirect subsidiary of the Advisor and controlled by the Advisor and Richard
S. Strong. Prior to December 1, 1993, the Advisor acted as underwriter for each Fund. On December 1, 1993, the Distributor succeeded to the broker-dealer registration of the Advisor and, in connection therewith, a Distribution Agreement was executed on substantially identical terms as the former distribution agreement with the Advisor as distributor. Each Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreements.

     From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive non-cash compensation awards in connection with the sale and distribution of a Fund's shares. These awards may include items such as, but not limited to, gifts, merchandise, gift certificates, and payment of travel expenses, meals and lodging. As required by the National Association of Securities Dealers, Inc. or NASD's proposed rule amendments in this area, any in-house sales incentive program will be multi-product oriented, i.e., any incentive will be based on an associated person's gross production of all securities within a product type and will not be based on the sales of shares of any specifically designated mutual fund.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' portfolio business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisor to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor or the Funds. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained by using a broker. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commissions. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of the Funds' shares.

     The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, the "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In carrying out the provisions of the Advisory Agreements, the Advisor may cause the Funds to pay a broker, which provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by the Funds unless (a) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fees paid by the Funds under the Advisory Agreements are not reduced as a result of the Advisor's receipt of research services.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Funds and other advisory clients.

     From time to time, the Advisor may purchase new issues of securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Advisor with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     Each year, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Funds and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

     The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that their brokerage and research services were satisfactory to the Advisor and their execution capabilities were compatible with the Advisor's policy of seeking best execution at the best security price available, as discussed above. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

     The Advisor may direct the purchase of securities on behalf of the Funds and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Funds. In the opinion of the Advisor, it is not possible to separately measure the benefits from research services to each of the accounts (including the Funds) managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis.

     The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

     Where consistent with a client's investment objectives, investment restrictions, and risk tolerance, the Advisor may purchase securities sold in underwritten public offerings for client accounts, commonly referred to as "deal" securities. The Advisor has adopted deal allocation procedures (the "procedures"), summarized below, that reflect the Advisor's overriding policy that deal securities must be allocated among participating client accounts in a fair and equitable manner and that deal securities may not be allocated in a manner that unfairly discriminates in favor of certain clients or types of clients.

     The procedures provide that, in determining which client accounts a portfolio manager team will seek to have purchase deal securities, the team will consider all relevant factors including, but not limited to, the nature, size, and expected allocation to the Advisor of deal securities; the size of the account(s); the accounts' investment objectives and restrictions; the risk tolerance of the client; the client's tolerance for possibly higher portfolio turnover; the amount of commissions generated by the account during the past year; and the number of other deals the client has participated in during the past year.

     Where more than one of the Advisor's portfolio manager team seeks to have client accounts participate in a deal and the amount of deal securities allocated to the Advisor by the underwriting syndicate is less than the aggregate amount ordered by the Advisor (a "reduced allocation"), the deal securities will be allocated among the portfolio manager teams based on all relevant factors. The primary factor shall be assets under management, although other factors that may be considered in the allocation decision include, but are not limited to, the nature, size, and expected allocation of the deal; the amount of brokerage commissions or other amounts generated by the respective participating portfolio manager teams; and which portfolio manager team is primarily responsible for the Advisor receiving securities in the deal. Based on the relevant factors, the Advisor has established general allocation percentages for its portfolio manager teams, and these percentages are reviewed on a regular basis to determine whether asset growth or other factors make it appropriate to use different general allocation percentages for reduced allocations.

     When a portfolio manager team receives a reduced allocation of deal securities, the portfolio manager team will allocate the reduced allocation among client accounts in accordance with the allocation percentages set forth in the team's initial allocation instructions for the deal securities, except where this would result in a de minimis allocation to any client account. On a regular basis, the Advisor reviews the allocation of deal securities to ensure that they have been allocated in a fair and equitable manner that does not unfairly discriminate in favor of certain clients or types of clients.

     For the 1995 fiscal period ended December 31, the Municipal Bond Fund's portfolio turnover rate was 513.8%. The portfolio turnover rate for this Fund was higher than anticipated primarily because the Fund employed a trading strategy to preserve the favorable tax treatment available to it under the Internal Revenue Code of 1986 (the "Code"), as amended.

     The following table sets forth certain information concerning brokerage commissions paid by each Fund:


                Short-Term Fund  Brokerage Commissions
                ---------------  ---------------------
                   1993                      $0
                   1994                       0
                   1995                  33,312
                   1996(1)                4,391
                Bond Fund
                ---------
                   1993                      $0
                   1994                       0
                   1995                 457,817
                   1996(1)               34,350
                High-Yield Fund
                ---------------
                   1993                      $0
                   1994                       0
                   1995                  48,927
                   1996(1)                    0



     (1) For the eight-month fiscal year ended August 31, 1996.


     The Funds paid higher brokerage commissions in 1995, primarily because the Funds employed a trading strategy to preserve the favorable tax treatment available to it under the Internal Revenue Code of 1986, as amended. The Bond Fund incurred brokerage commissions for the eight-month fiscal year ended August 31, 1996 primarily due to strategies employed by the Fund to increase current income.

                                   CUSTODIAN

     As custodian of the Funds' assets, Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Funds. The custodian is in no way responsible for any of the investment policies or decisions of the Funds.

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     The Advisor acts as transfer agent and dividend-disbursing agent for the Funds. The Advisor is compensated based on an annual fee per open account of $31.50 for the Short-Term, Bond, and High-Yield Funds, plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications. The Advisor also receives an annual fee per closed account of $4.20. The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreements. In addition, the Advisor provides certain printing and mailing services for the Funds, such as printing and mailing of shareholder account statements, checks, and tax forms.

     The following table sets forth certain information concerning amounts paid by the Funds for transfer agency and dividend disbursing and printing and mailing services:



                             Transfer Agency and Dividend Disbursement
                                     Services Charges Incurred
                ---------------------------------------------------------------------
                   Per                      Printing and      Amounts      Net Amount
                 Account   Out-of-Pocket      Mailing        Waived By      Paid By
  Fund           Charges      Expenses        Services        Advisor         Fund
---------------  --------  --------------  --------------  --------------  ----------
Short-Term Fund
       1993      $159,911        $115,122         $ 6,513        $115,022    $166,524
       1994       211,232          16,413           5,549               0     233,194
       1995       178,916          26,598           3,730               0     209,244
       1996(1)    101,469          29,649           1,789               0     132,907
       -------    -------        --------          ------        --------    --------
Bond Fund
       1993      $454,518        $154,679         $18,295        $323,196    $304,296
       1994       455,071         101,105          11,760               0     567,936
       1995       406,803          48,526           8,392               0     463,721
       1996(1)    237,322          57,015           4,967               0     299,304
       -------   --------        --------          ------        --------    --------
High-Yield Fund
       1993(2)   $  1,671         $   545          $   18        $  2,234    $      0
       1994        79,120           9,552           2,435          91,107           0
       1995       142,955          21,248           2,495          64,223     102,475
       1996(1)    112,559          28,755           2,309               0     143,623
      --------   --------         -------          ------         -------    --------

______________________________________________________________________

(1) For the eight-month fiscal year ended August 31, 1996.
(2) The High-Yield Fund commenced operations on October 1, 1993.


     From time to time, the Funds, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay amounts to third parties that provide transfer agent and other administrative services relating to the Funds to persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated Prospectuses, other communications regarding the Funds, and related services as the Funds or beneficial owners may reasonably request. In such cases, the Funds will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Funds are currently paying the Advisor for providing these services to Fund shareholders.

                                     TAXES

GENERAL

     As indicated under "About the Funds - Distributions and Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). This qualification does not involve governmental supervision of the Funds' management practices or policies.

     In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or options or futures, that were held for less than three months ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. From time to time, the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Funds continue to qualify for treatment as RICs under the Code.

     Dividends paid by a Fund will qualify as exempt-interest dividends as defined in the Prospectus, and thus will be excludable from gross income by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed the Fund's net tax-exempt income. The shareholders' treatment of dividends from a Fund under local and state income tax laws may differ from the treatment thereof under the Code.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares. Any portion of such a loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary taxable income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

INVESTMENTS IN CERTAIN MUNICIPAL SECURITIES

     Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, in the case of a RIC receiving interest on such bonds, a proportionate part of the exempt-interest dividends paid by that RIC) is subject to the alternative minimum tax. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to that tax without regard to whether a Fund's tax-exempt interest was attributable to such bonds. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisors before purchasing shares of a Fund because, for users of certain of these facilities, the interest on such bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Market discount generally arises when the value of the bond declines after issuance (typically, because of an increase in prevailing interest rates or a decline in the issuer's creditworthiness). Gain on the disposition of a municipal market discount bond purchased by a Fund after April 30, 1993 (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

DERIVATIVE INSTRUMENTS

     The use of derivatives strategies, such as purchasing and selling (writing) options and futures, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Funds realize in connection therewith. Income from transactions in options and futures derived by each Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures will be subject to the 30% Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Funds intend that, when they engage in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Funds' hedging transactions. To the extent this treatment is not available or is not elected by a Fund, it may be forced to defer the closing out of certain options or futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.

     For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options and futures contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES

     Certain Funds may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As the holder of those securities, a Fund must take into account or include in its income (with respect to taxable securities) the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must take into account or include in its gross income (with respect to taxable securities) securities it receives as "interest" on pay-in-kind securities. Because a Fund annually must distribute substantially all of its income, including any tax-exempt original issue discount, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.
In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the 30% Limitation, any such gains would reduce the Fund's ability to sell other securities, options, or futures contracts held for less that three months that it might wish to sell in the ordinary course of its portfolio management.

     The foregoing federal tax discussion as well as the tax discussion contained within the Prospectus under "About the Funds - Distributions and Taxes" is intended to provide you with an overview of the impact of federal income tax provisions on each Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts each Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes a Fund's tax treatment, could adversely affect the value of a shareholder's investment in a Fund. Because each Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of a Fund and the federal, state, and local tax consequences to shareholders of an investment in a Fund.

                        DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the caption "Shareholder Manual - Determining Your Share Price," the net asset value of each Fund will be determined as of the close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open Monday through Friday except New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                       ADDITIONAL SHAREHOLDER INFORMATION

     The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone, providing written confirmations of such transactions to the address of record, and tape recording telephone instructions.

                               FUND ORGANIZATION


     Each Fund is a Wisconsin corporation organized on the following dates and currently has the following authorized shares of capital stock:

                 Incorporation  Authorized
     Fund            Date         Shares    Par Value ($)
---------------------------------------------------------
Short-Term Fund    12/28/90     Indefinite         .00001
Bond Fund          07/28/86     Indefinite           .001
High-Yield Fund    03/20/87     Indefinite           .001



     Each Fund is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations or relative rights. However, the Articles of Incorporation for each of the Funds provides that if additional classes of shares are issued by a Fund, such new classes of shares may not affect the preferences, limitations or relative rights of the Fund's outstanding shares. In addition, the Board of Directors of each Fund is authorized to allocate assets, liabilities, income and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of a Fund may vote on each matter presented to shareholders for action except with respect to any matter which affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Fractional shares have the same rights proportionately as do full shares. Shares of the Funds have no preemptive, conversion, or subscription rights. Each Fund currently has only one series of common stock outstanding. If a Fund issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.



                              SHAREHOLDER MEETINGS

     The Wisconsin Business Corporation Law permits registered investment companies, such as the Corporations, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Each Corporation has adopted the appropriate provisions in their Bylaws and may, at their discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

     Each Corporation's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary of the Corporation shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Corporation shall give not less than ten nor more than sixty days notice of the special meeting.

                            PERFORMANCE INFORMATION

IN GENERAL

     As described in the "About the Funds - Performance Information" section of the Funds' Prospectus, each Fund's historical performance or return may be shown in the form of "yield," "tax equivalent yield," "average annual total return," "total return," and "cumulative total return." From time to time, the Advisor may agree to waive or reduce its management fee and to absorb certain operating expenses for each Fund. All performance and returns noted herein are historical and do not represent the future performance of a Fund.

YIELD

     The Funds' yields are computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for a Fund is based on a one month or 30-day period. The yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:


                        YIELD = 2[( a-b + 1)(6) - 1]
                                    ---
                                    cd

      Where: a = dividends and interest earned during the period.
             b = expenses accrued for the period (net of reimbursements).
             c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
             d = the maximum offering price per share on the last day of the period.


     For the 30-day period ended August 31, 1996, the Short-Term Fund's current yield was 5.12%, the Bond Fund's current yield was 5.49%, and the High-Yield Fund's current yield was 6.90%. In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare annual and interim financial statements in conformity with generally accepted accounting principles.


TAXABLE-EQUIVALENT YIELD


     Each Fund's tax-equivalent yield is computed by dividing that portion of the Fund's yield (computed as described above) that is tax-exempt by one minus the stated federal income tax rate and adding the result to that portion, if any, of the yield of each Fund that is not tax-exempt. Tax-equivalent yield does not reflect possible variations due to the federal alternative minimum tax. Based upon a marginal federal income tax rate of 31.0% and each Fund's yield computed as described above, the Funds' 30-day tax equivalent yields (period ended August 31, 1996) were 7.42%, 7.96%, and 10.00%, respectively. For additional information concerning tax-exempt yields, see "Tax-Exempt versus Taxable Yield" below.


DISTRIBUTION RATE

     The distribution rate is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than the Fund's yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

     The Funds' average annual total return quotations are computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total return figures for various periods are set forth in the table below.

TOTAL RETURN

     Calculation of each Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total return figures for various periods are set forth in the table below.

CUMULATIVE TOTAL RETURN

     Calculation of each Fund's cumulative total return is not subject to a standardized formula and represents the simple change in value of our investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     A Fund's performance figures are based upon historical results and do not represent future performance. Each Fund's shares are sold at net asset value per share. Each Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value of the Fund, which may be more or less than original cost. Factors affecting a Fund's performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.


     The figures below show performance information for various periods ended August 31, 1996. No adjustment has been made for taxes, if any, payable on dividends. Securities prices fluctuated during these periods.



    SHORT-TERM FUND
    ------------------
                                                  Total       Average Annual
                                                  Return      Total Return
                                                  ----------  --------------
                        Initial     Ending Value
                        $10,000      August 31,   Percentage  Percentage
                        Investment     1996       Increase    Increase
                        ----------  ------------  ----------  --------------

       Life of Fund(1)     $10,000   12,145.74        21.46%           4.25%
       One Year             10,000   10,404.00         4.04%           4.04%

     _______________________


     (1) Commenced operations on December 31, 1991.

    BOND FUND
    ------------------
                                                  Total       Average Annual
                                                  Return      Total Return
                                                  ----------  --------------
                          Initial   Ending Value
                         $10,000     August 31,   Percentage  Percentage
                        Investment     1996       Increase    Increase
                        ----------  ------------  ----------  --------------

       Life of Fund(1)   $10,000     17,745.06        77.45%           5.99%
       Five Years         10,000     13,742.90        37.43%           6.57%
       One Year           10,000     10,243.50         2.44%           2.44%

     ________________________
     (1) Commenced operations on October 23, 1986.



    HIGH-YIELD FUND
    ------------------
                                                  Total       Average Annual
                                                  Return      Total Return
                                                  ----------  --------------
                        Initial     Ending Value
                        $10,000      August 31,   Percentage  Percentage
                        Investment     1996       Increase    Increase
                        ----------  ------------  ----------  --------------

       Life of Fund(1)     $10,000   11,636.68        16.37%           5.33%
       One Year             10,000   10,444.09         4.44%           4.44%

     ________________________
     (1) Commenced operations on October 1, 1993.


     The Short-Term, Bond, and High-Yield Funds' total returns for the three months ending November 29, 1996, were 2.18%, 4.72%, and 5.24%, respectively.



     TAX-EXEMPT VERSUS TAXABLE YIELD. An investor may want to determine which investment, tax-exempt or taxable, will provide you with a higher after-tax return. To determine the tax-equivalent yield, simply divide the yield from the tax-exempt investment by the sum of (1 minus the investor's marginal tax rate). The tables below are provided for making this calculation for selected tax-exempt yield and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that a Fund may generate. The tables are based upon the 1997 federal tax rates (in effect as of January 1, 1997).


TAXABLE EQUIVALENT YIELD


                                                                        A TAX-FREE YIELD OF:
1996 Taxable           Income Levels*                             4%        5%        6%        7%        8%
    Single             Married Filing        Marginal Tax Rate       IS EQUIVALENT TO A TAXABLE YIELD OF:
                       Jointly
   under 24,650          under 40,200             15%            4.71%     5.88%     7.06%     8.24%     9.41%
  24,650-59,750       40,200 - 99,600             28%            5.56%     6.94%     8.33%     9.72%    11.11%
 59,750-124,650        99,600-151,750             31%            5.80%     7.25%     8.70%    10.14%    11.59%
124,650-271,050       151,750-271,050             36%            6.25%     7.81%     9.38%    10.94%    12.50%
   over 271,050          over 271,050             39.6%          6.62%     8.28%     9.93%    11.59%    13.25%

* A taxpayer with an adjusted gross income in excess of $117,950 may, to the extent such taxpayer itemizes deductions, be subject to a higher effective marginal rate.

COMPARISONS - IN GENERAL

(1) LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS
     From time to time, in marketing and other fund literature, each Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. Each Fund will be compared to Lipper's appropriate fund category, that is by fund objective and portfolio holdings. Lipper also issues a monthly yield analysis for fixed income funds.

(2) MORNINGSTAR, INC.
    Each Fund's performance also may be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

(3) INDEPENDENT SOURCES
     Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about a Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters.

(4) INDICES
      The Funds may compare their performance to a wide variety of indices including the following:

      (a)  The Consumer Price Index
      (b)  Lehman Brothers Municipal Bond Index
      (c)  Lehman Brothers 3-Year Municipal Bond Index
      (d)  Lehman Brothers Baa Municipal Bond Index
      (e)  IBC/Donoghue's Tax-Free Money Fund Average(TM)
      (f)  Bond Buyer Index

     There are differences and similarities between the investments which a Fund may purchase and the investments measured by the indices which are described herein. The market prices and yields of taxable and tax-exempt bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.

(5) MONEY MARKET FUNDS
     Investors may also want to compare performance of the Funds to that of money market funds. Money market fund yields will fluctuate and an investment in money market fund shares is neither insured nor guaranteed by the U.S. Government, but share values usually remain stable.

(6) HISTORICAL ASSET CLASS RETURNS
     From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

(7) STRONG FAMILY OF FUNDS
    The Strong Family of Funds offers a comprehensive range of conservative to aggressive investment options. Members of the Strong Family and their investment objectives are listed below.

FUND NAME                        INVESTMENT OBJECTIVE


Strong Money Market Fund         Current income, a stable share price, and daily liquidity.
Strong Heritage Money Fund       Current income, a stable share price, and daily liquidity.
Strong Municipal Money Market    Federally tax-exempt current income, a stable share-price, and daily
Fund                             liquidity.
Strong Municipal Advantage Fund  Federally tax-exempt current income with a very low degree of share-price fluctuation.
Strong Advantage Fund            Current income with a very low degree of share-price fluctuation.
Strong Short-Term Municipal      Total return by investing for a high level of federally tax-exempt
Bond Fund                        current income with a low degree of share-price fluctuation.
Strong Short-Term Bond Fund      Total return by investing for a high level of current income with a low degree of share-price fluctuation.
Strong Short-Term Global Bond    Total return by investing for a high level of income with a low degree
Fund                             of share-price fluctuation.
Strong Government Securities     Total return by investing for a high level of current income with a
Fund                             moderate degree of share-price fluctuation.
Strong Municipal Bond Fund       Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
Strong Corporate Bond Fund       Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
Strong High-Yield Municipal      Total return by investing for a high level of federally tax-exempt
Bond Fund                        current income.
Strong High-Yield Bond Fund      Total return by investing for a high level of current income and capital growth.
Strong International Bond Fund   High total return by investing for both income and capital appreciation.
Strong Asset Allocation Fund     High total return consistent with reasonable risk over the long term.
Strong Equity Income Fund        Total return by investing for both income and capital growth.
Strong American Utilities Fund   Total return by investing for both income and capital growth.
Strong Total Return Fund         High total return by investing for capital growth and income.
Strong Growth and Income Fund    High total return by investing for capital growth and income.
Strong Schafer Value Fund        Long-term capital appreciation principally through investment in common stocks and other equity securities.  Current income is a secondary objective.
Strong Value Fund                Capital growth.
Strong Opportunity Fund          Capital growth.
Strong Growth Fund               Capital growth.
Strong Common Stock Fund*        Capital growth.
Strong Mid Cap Fund              Capital growth.
Strong Small Cap Fund            Capital growth.
Strong Discovery Fund            Capital growth.
Strong International Stock Fund  Capital growth.
Strong Asia Pacific Fund         Capital growth.




* The Fund is closed to new investors, except the fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.

     The Advisor also serves as Advisor or Subadvisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.

     Each Fund may from time to time be compared to the other funds in the Strong Family of Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

(8) TYING TIME FRAMES TO YOUR GOALS

     There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.


                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


    UNDER 1 YEAR             1 TO 2 YEARS                 4 TO 7 YEARS           5 OR MORE YEARS
--------------------  ---------------------------  --------------------------  --------------------
Money Market Fund     Advantage Fund               Government Securities Fund  Total Return Fund
Heritage Money Fund   Municipal Advantage Fund     Municipal Bond Fund         Opportunity Fund
Municipal Money Fund  2 TO 4 YEARS                 Corporate Bond Fund         Growth Fund
Market Fund           -------------------------    International Bond Fund     Common Stock Fund*
                      Short-Term Bond Fund         High-Yield Municipal Bond   Discovery Fund
                      Short-Term Municipal Bond    Fund                        International Stock
                      Short-Term Global Bond Fund  Asset Allocation Fund       Fund
                                                   American Utilities Fund     Asia Pacific Fund
                                                   High-Yield Bond Fund        Value Fund
                                                    Equity Income Fund         Small Cap Fund
                                                                               Growth and Income
                                                                               Fund
                                                                               Mid Cap Fund
                                                                               Schafer Value Fund



*This Fund is closed to new investors, except the Fund may continue to offer its shares through certain 401(k) plans and similar company-sponsored retirement plans.


COMPARISONS

(1) U.S. TREASURY BILLS, NOTES, OR BONDS
     Investors may want to compare the performance of a Fund to that of United States Treasury bills, notes, or bonds, which are issued by the U.S. Government, because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity.

(2) CERTIFICATES OF DEPOSIT
     Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit represent an alternative (taxable) income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution. The bonds held by the Bond Fund and High-Yield Fund are generally of longer term than most certificates of deposit and may reflect longer term market interest rate fluctuations.

(3) INDIVIDUAL MUNICIPAL BONDS
    The Funds may compare and contrast in advertising the relative advantages of investing in a mutual fund versus an individual municipal bond. Unlike municipal bond mutual funds, individual municipal bonds offer a stated rate of interest and, if held to maturity, repayment of principal. Although some individual municipal bonds might offer a higher return, they may not offer the reduced risk of a mutual fund which invests in many different securities. The initial investment requirements and sales charges of many municipal bond mutual funds are lower than the purchase cost of individual municipal bonds, which are generally issued in $5,000 denominations and are subject to direct brokerage costs.

ADDITIONAL FUND INFORMATION

(1) DURATION
     Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes by taking into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years. Since duration can also be computed for the Funds, you can estimate the effect of interest rates on a Fund's share price. Simply multiply the Fund's duration by an expected change in interest rates. For example, the price of a Fund with a duration of two years would be expected to fall approximately two percent if market interest rates rose by one percentage point.


(2) PORTFOLIO CHARACTERISTICS
     In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

(3) MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE
     Occasionally statistics may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:


Standard deviation = the square root of Sum (x(i) - x(m)(2)
                                            ---------------
                                             n-1

where                       Sum  = "the sum of",
                            x(i) = each individual return during the time period,
                            x(m) = the average return over the time period, and
                            n = the number of individual returns during the time period.

     Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

     The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

     The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

     Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING

     These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.

1. Have a plan - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. Start investing as soon as possible. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. Diversify your portfolio. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. Invest regularly. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. Maintain a long-term perspective. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. Consider stocks to help achieve major long-term goals. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. Keep a comfortable amount of cash in your portfolio. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. Know what you're buying. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions... request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

                              PORTFOLIO MANAGEMENT

     Each portfolio manager works with a team of analysts, traders, and administrative personnel. From time to time, marketing materials may discuss various members of the team, including their education, investment experience, and other credentials.

     The Advisor believes that actively managing each Fund's portfolio and adjusting the average portfolio maturity according to the Advisor's interest rate outlook is the best way to achieve the Fund's objectives. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods (or seasons) and that these different seasons require different investment approaches. Through its active management approach, the Advisor seeks to avoid or reduce any negative change in a Fund's net asset value per share during periods of falling bond prices.

SHORT-TERM AND BOND FUNDS


     The Funds' management utilizes the following management philosophy:

      o Successful fixed-income management begins with a top-down analysis of the economy, interest rates, and the supply of and demand for credit.

      o Defining benchmarks for duration, yield-curve characteristics, and sector/quality composition, making only moderate deviations from those benchmarks, and then modeling the effects of different economic scenarios on the portfolio is an efficient way to add value and control risk.

      o Intensive research on individual issuers can uncover solid investment opportunities, especially in improving credits.



     The goal of the Funds' management is to provide highly competitive tax-exempt yields while maintaining a low degree of share-price fluctuation (for the Short-Term Fund) and a moderate degree of share-price fluctuation (for the Bond Fund).


HIGH-YIELD FUND


     To help reduce investment risk, the Fund's management is highly selective, relying on intensive, ongoing credit research. Its first-hand research includes frequent contact with issuers' management, often entails on-site visits, and applies to bonds already purchased as well as to those under consideration. Decisions are made at three levels that are consistent with the manager's viewpoint of the path of secular trends, economic activity, and interest rates:


1. Credit Quality: The investment process is research-driven, with the objective of limiting credit risk. The Fund's management may prefer issuers that have not secured a credit rating either because they lack the requisite operating history or because they are simply too small to justify the expense of being rated. It also seeks to capitalize on turnaround issues. However, the Fund's management believes that yield does not compensate for extreme credit risks.


2. Sector Distribution: The Fund's management target sectors of the municipal market that are expected to remain stable or improve in credit quality. Primary themes currently include the aging of America and the reconstruction of our nation's infrastructure.


3. Maturity Distribution: The average maturity changes based on an assessment of the future direction of interest rates, with an attempt to maximize upside price potential when interest rates are expected to fall, and reduce downside price potential when rates are expected to rise. An optimal maturity structure is based on fundamental and technical analysis.

                            INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, are the independent certified public accountants for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

     Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, acts as outside legal counsel for the Funds.

                              FINANCIAL STATEMENTS

     The Annual Report that is attached hereto contains the following financial information for each Fund:

            (a) Schedules of Investments in Securities.
            (b) Statements of Operations.
            (c) Statements of Assets and Liabilities.
            (d) Statements of Changes in Net Assets.
            (e) Notes to Financial Statements.
            (f) Financial Highlights.
            (g) Reports of Independent Accountants.

                                    APPENDIX

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

     A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

            1. Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

            2.   Nature of and provisions of the obligation.

            3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
     AAA Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE
     Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

      AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

       A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.


       BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

       B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

      CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

       CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

       C Bonds are in imminent default in payment of interest or principal.

      DDD, DD,
      and  D Bonds are in default on interest and/or principal payments.
           Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

     These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

     Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more
frequently, if necessary).   Ratings of 'BBB-' and higher fall within the
definition of investment grade securities, as defined by bank and insurance supervisory authorities.


RATING SCALE  DEFINITION


AAA           Highest credit quality.  The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.


AA+           High credit quality.  Protection factors are strong.  Risk is modest, but may
AA            vary slightly from time to time because of economic conditions.
AA-


A+            Protection factors are average but adequate.  However, risk factors are more
A             variable and greater in periods of economic stress.
A-


BBB+          Below-average protection factors but still considered sufficient for prudent
BBB           investment.  Considerable variability in risk during economic cycles.
BBB-


BB+           Below investment grade but deemed likely to meet obligations when due.
BB            Present or prospective financial protection factors fluctuate according to
BB-           industry conditions or company fortunes.  Overall quality may move up or down frequently within this category.


B+            Below investment grade and possessing risk that obligations will not be met
B             when due.  Financial protection factors will fluctuate widely according to
B-            economic cycles, industry conditions and/or company fortunes.  Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


CCC           Well below investment grade securities.  Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
              Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.


DD            Defaulted debt obligations.  Issuer failed to meet scheduled principal and/or interest payments.
DP            Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                         STANDARD & POOR'S NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

     The following criteria will be used in making the assessment:

      o Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

      o Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.

     Note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                              MOODY'S NOTE RATINGS

     MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

     MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                FITCH INVESTORS SERVICE, INC. SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

      F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

      F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

      F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

      D Default. Issues assigned this rating are in actual or imminent payment default.

      LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                  DUFF & PHELPS, INC. SHORT-TERM DEBT RATINGS

     Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.


        Rating Scale:  Definition
        ------------   ----------

                       High Grade
                       ----------

         D-1+ Highest certainty of timely payment. Short-Term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

           Good Grade

      D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

           Satisfactory Grade

      D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

           Non-Investment Grade

      D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

           Default

      D-5  Issuer failed to meet scheduled principal and/or interest payments.

                   THOMSON BANKWATCH (TBW) SHORT-TERM RATINGS

     The TBW Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. TBW Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

     TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                            IBCA SHORT-TERM RATINGS

     IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.


      A1+ Obligations supported by the highest capacity for timely repayment and possess a particularly strong credit feature.



A1   Obligations supported by the highest capacity for timely repayment.

A2   Obligations supported by a good capacity for timely repayment.

A3   Obligations supported by a satisfactory capacity for timely repayment.

B    Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C    Obligations for which there is a high risk of default or which are currently in default.

                                 ANNUAL REPORT

                           STRONG MUNICIPAL BOND FUND

     Incorporated by Reference to the Registrant's Annual Report filed on Form-N-30D (File No. 33-7604), which was filed with the Securities and Exchange Commission on or about October 30, 1996 (Edgar Reference No. 0000948336-96-000013).

                        STRONG MUNICIPAL BOND FUND, INC.

                                     PART C
                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a) Financial Statements (all included or incorporated by reference in Parts A & B)

         Schedules of Investments in Securities
         Statements of Operations
         Statements of Assets and Liabilities
         Statements of Changes in Net Assets
         Notes to Financial Statements
         Financial Highlights
         Report of Independent Accountants

     (b) Exhibits

         (1)    Articles of Incorporation dated July 31, 1996
         (2)    Bylaws dated October 20, 1995(2)
         (3)    Inapplicable
         (4)    Specimen Stock Certificate(2)
         (5)    Investment Advisory Agreement(1)
         (6)    Distribution Agreement(2)
         (7)    Inapplicable
         (8)    Custody Agreement(2)
         (9)    Shareholder Servicing Agent Agreement(2)
         (10)   Inapplicable
         (11)   Consent of Auditor
         (12)   Inapplicable
         (13)   Inapplicable
         (14)   Inapplicable
         (15)   Inapplicable
         (16)   Computation of Performance Figures
         (17)   Financial Data Schedule
         (18)   Inapplicable
         (19)   Powers of Attorney dated December 27, 1996
         (20)   Letter of Representation
         (21.1) Code of Ethics for Access Persons dated October 18, 1996 (21.2) Code of Ethics for Non-Access Persons dated October 18, 1996

__________________________

(1) Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Registrant filed on or about April 20, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of Registrant filed on or about April 26, 1996.


Item 25.  Persons Controlled by or under Common Control with Registrant

     Registrant neither controls any person nor is under common control with any other person.

Item 26.  Number of Holders of Securities

                                           Number of Record Holders
                   Title of Class            as of November 29, 1996
            -----------------------------  -------------------------
            Common Stock, $.001 par value           9,523


Item 27.  Indemnification

     Officers and directors are insured under a joint errors and omissions insurance policy underwritten by American International Group, First State Insurance Company, Chubb Group, and Gulf Insurance Companies in the aggregate amount of $40,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

     ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

          SECTION 7.01. Mandatory Indemnification. The corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through 180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

          SECTION 7.02. Permissive Supplementary Benefits. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 of (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more such persons; and (c) advances for related expenses of such a person.

          SECTION 7.03. Amendment. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

          SECTION 7.04. Investment Company Act. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 28.  Business and Other Connections of Investment Advisor

     The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 29.  Principal Underwriters

     (a) Strong Funds Distributors, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Asset Allocation Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Equity Funds, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Institutional Funds, Inc.; Strong International Bond Fund, Inc.; Strong International Stock Fund, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; Strong Special Fund II, Inc.; Strong Total Return Fund, Inc.; and Strong Variable Insurance Funds, Inc.

     (b) The information contained under "About the Funds - Management" in the Prospectus and under "Directors and Officers of the Funds" and "Investment Advisor and Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

     (c)  None

Item 30.  Location of Accounts and Records

     All accounts, books, or other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Thomas P. Lemke, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 31.  Management Services

     All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 32.  Undertakings

     The Registrant undertakes to furnish to each person to whom a prospectus is delivered, upon request and without charge, a copy of the Registrant's latest annual report to shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 12 to the Registration Statement pursuant to Rule 485(b)under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin on the 27th day of December, 1996.

                                STRONG MUNICIPAL BOND FUND, INC.
                                (Registrant)


                                BY: /s/ John Dragisic
                                   --------------------------------
                                   John Dragisic, President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


      NAME                                  TITLE                        DATE
      ----                                  -----                        ----
                             President (Principal Executive
                             Officer and acting Principal
/s/ John Dragisic            Financial and Accounting Officer)
-------------------------    and a Director                        December 27, 1996
John Dragisic

/s/ Richard S. Strong
-------------------------    Chairman of the Board and a Director  December 27, 1996
Richard S. Strong

-------------------------    Director                              December 27, 1996
Marvin E. Nevins*

-------------------------    Director                              December 27, 1996
Willie D. Davis*

-------------------------    Director                              December 27, 1996
William F. Vogt*

-------------------------    Director                              December 27, 1996
Stanley Kritzik*


* John S. Weitzer signs this document pursuant to powers of attorney filed with this Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A.


                                     BY: /s/  John S. Weitzer
                                        ------------------------------
                                        John S. Weitzer, Vice President

                                 EXHIBIT INDEX


                                                                      EDGAR
Exhibit No.                   Exhibit                              Exhibit No.
-----------                   -------                              -----------
(1)            Articles of Incorporation                           EX-99.B1

(11)           Consent of Auditor                                  EX-99.B11

(16)           Computation of Performance Figures                  EX-99.B16

(17)           Financial Data Schedule                             EX-27.CLASSA

(19)           Powers of Attorney                                  EX-99.B19

(20)           Letter of Representation                            EX-99.B20

(21.1)         Code of Ethics for Access Persons                   EX-99.B21.1

(21.2)         Code of Ethics for Non-Access Persons               EX-99.B21.2